MONARCH CASINO & RESORT, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 22, 2007

To the Stockholders of Monarch Casino & Resort, Inc.:

The Annual Meeting of Stockholders of Monarch Casino & Resort, Inc. (the "Company") will be held at the Atlantis Casino Resort, 3800 South Virginia Street, Reno, Nevada 89502, on Tuesday, May 22, 2007, at 10:00 a.m. local time, for the following purposes:

1. To elect Bob Farahi and Ronald R. Zideck as directors of the Company;

2. To approve the increase of shares issuable under the Company’s Employee Stock Option Plan;

3. To approve the increase of shares issuable under the Company’s Executive Long-Term Incentive Plan; and

4. To transact such other business as may properly come before the meeting.

Only stockholders of record at the close of business on April 5, 2007 are entitled to notice of, and to vote, at the annual meeting. The stock transfer books will not be closed.

Stockholders are cordially invited to attend the annual meeting in person. STOCKHOLDERS DESIRING TO VOTE IN PERSON MUST REGISTER AT THE ANNUAL MEETING WITH THE INSPECTORS OF ELECTION PRIOR TO COMMENCEMENT OF THE ANNUAL MEETING. IF YOU WILL NOT BE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO EXECUTE AND DATE THE ENCLOSED FORM OF PROXY AND TO FORWARD IT TO THE SECRETARY OF THE COMPANY WITHOUT DELAY SO THAT YOUR SHARES MAY BE REGULARLY VOTED AT THE ANNUAL MEETING.

A copy of the 2006 Annual Report to Stockholders, including financial statements for the year ended December 31, 2006, is enclosed.

By order of the Board of Directors,

BOB FARAHI
Secretary

MONARCH CASINO & RESORT, INC.

PROXY STATEMENT
TABLE OF CONTENTS
                                                                     Page
VOTING SECURITIES...1

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN OTHER BENEFICIAL OWNERS........................................................................................................................................................................................2

PROPOSAL #1: ELECTION OF DIRECTORS...3

Directors and Nominees...3
Certain Officers of the Company and Subsidiary...4
Committees of the Board...5
Board Meetings...7
  Annual Meetings...7
Communication with Directors...7
Compensation of Non-Employee Directors... 8

PROPOLSAL #2: APPROVAL OF AN AMENDMENT TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER THE COMPANY’S STOCK OPTION PLAN.............................8

PROPOLSAL #3: APPROVAL OF AN AMENDMENT TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER THE COMPANY’S EXECUTIVE LONG-TERM INCENTIVE
PLAN... 10

EXECUTIVE COMPENSATION 13
Compensation Discussion and Analysis...13
Compensation Committee Report...15
Summary Compensation Table...16
Grants of Plan Based Awards...17
  Outstanding Equity Awards...18
Option Exercises and Stock Vesting...19
  Potential Payments Upon Termination in Connection with Change in Control...19
Other Employment Related Agreements...19
  Pension Benefits and Nonqualified Deferred Compensation...19

AUDIT COMMITTEE REPORT...20

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS...21

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...22

AUDIT AND RELATED FEES...22

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE...22

CODE OF ETHICS...23

VOTING PROCEDURES...23

2008 ANNUAL MEETING OF STOCKHOLDERS...24

OTHER BUSINESS...24

MONARCH CASINO & RESORT, INC.
3800 South Virginia Street
Reno, Nevada 89502

PROXY STATEMENT

This Proxy Statement is furnished to the stockholders of Monarch Casino & Resort, Inc. (the "Company") in connection with the annual meeting of stockholders of the Company to be held at the Atlantis Casino Resort, 3800 South Virginia Street, Reno, Nevada 89502, on Tuesday, May 22, 2007, at 10:00 a.m. local time, and any adjournment thereof, for the purposes indicated in the Notice of Annual Meeting of Stockholders.

The accompanying proxy is solicited by the Board of Directors of the Company (the “Board”). This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about April 25, 2007. Any stockholder giving a proxy has the power to revoke it prospectively by giving written notice to the Company, addressed to Bob Farahi, Secretary, at the Company’s principal address at 3800 South Virginia Street, Reno, Nevada 89502 to the attention of the Monarch Corporate Office before the annual meeting; by delivering to the Company a duly executed proxy bearing a later date or by attending the annual meeting and voting the shares in person. The shares represented by the enclosed proxy will be voted if the proxy is properly executed and received by the Company prior to the commencement of the annual meeting, or any adjournment thereof.

None of the proposals to be voted on at the annual meeting creates a right of appraisal under Nevada law. A vote "FOR" or "AGAINST" any of the proposals set forth herein will only affect the outcome of the proposal.

The Company will pay the expenses of making the solicitation which will consist of the costs of preparing, printing, and mailing the proxies and proxy statements and the charges and expenses of brokerage firms, custodians, nominees or fiduciaries for forwarding such documents to stockholders.

VOTING SECURITIES

The close of business on April 5, 2007 has been fixed by the Board as the record date for determination of stockholders entitled to vote at the annual meeting. The securities entitled to vote at the annual meeting consist of shares of common stock, par value $.01 ("Common Stock"), of the Company, with each share entitling its owner to one vote. Common Stock is the only outstanding class of voting securities authorized by the Company's Articles of Incorporation. The Company's Articles of Incorporation authorize the Company to issue 10,000,000 shares of preferred stock, par value $.01 ("Preferred Stock"). None of the Preferred Stock is issued or outstanding, and the Company has no present plans to issue shares of Preferred Stock.

The Board is empowered to issue one or more series of Preferred Stock with such rights, preferences, restrictions, and privileges as may be fixed by the Board, without further action by the Company's stockholders. The issuance of the Preferred Stock could adversely affect the rights, including voting rights, of the holders of the Common Stock and could impede an attempted takeover of the Company. The Preferred Stock does not presently possess general voting rights.

The number of outstanding shares of Common Stock at the close of business on March 31, 2007, was 19,086,434. The number of shares outstanding may change between such date and April 5, 2007, if any currently exercisable options to purchase Common Stock are exercised, if the Company elects to repurchase and cancel any shares in open market or privately negotiated transactions, or if the Company otherwise authorizes the issuance of any shares. The stockholders do not possess the right to cumulate their votes for the election of directors.

SECURITY OWNERSHIP OF MANAGEMENT
AND CERTAIN OTHER BENEFICIAL OWNERS

The following is a list of persons who beneficially owned more than 5% of the outstanding Common Stock and the ownership of all executive officers, directors, director nominees, and executive officers and directors as a group at the close of business on March 31, 2007, according to record ownership listings as of that date, according to the Securities and Exchange Commission Forms 3, 4 and 5 and Schedules 13D and 13G of which the Company has received copies, and according to verifications as of March 31, 2007, which the Company solicited and received from each executive officer and director:

Title of Class	Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)		Percent of Class
Common	John Farahi 3800 South Virginia Street Reno, NV 89502	2,961,890		15.5%
Common	Bob Farahi 3800 South Virginia Street Reno, NV 89502	2,089,244		11.0%
Common	Ronald M. Rowan	1,295		*
Common	Charles W. Scharer	12,200	(3)	*
Common	Craig F. Sullivan	12,200	(4)	*
Common	Ronald R. Zideck	18,300	(5)	*
Common	Ben Farahi 1175 W. Moana Lane, Suite 200 Reno, NV 89509	1,993,264		10.4%
Common	Akre Capital Management, LLC Charles T. Akre, Jr. 2 West Marshall Street PO Box 998 Middleburg, VA 20118	1,692,333	(6)	8.9%
Common	Barclays Global Investors NA 45 Freemont Street San Francisco, CA 94105	1,141,704	(7)	6.0%
Common	Friedman, Billings, Ramsey Group, Inc. 1001 19th Street North Arlington, VA 22209	992,000	(8)	5.2%
Common	All executive officers and directors as a group (6 persons)	5,095,129		26.7%

________________

* Less than 1%.

(1)	Unless otherwise noted, the persons identified in this table have sole voting and sole investment power with regard to the shares beneficially owned by them.

(2) Includes shares issuable upon exercise of options which are exercisable within 60 days of March 31, 2007.

(3) Includes options to purchase 12,200 shares under the1993 Directors' Stock Option Plan (the “Directors' Plan”).

(4) Includes options to purchase 12,200 shares under the Directors' Plan.

(5) Includes options to purchase 18,300 shares under the Directors' Plan.

(6)
Akre Capital Management, LLC and Charles T. Akre, Jr. ("Akre") reported on a Schedule 13G/A dated February 1, 2007, that it has shared voting and dispositive power with respect to all such shares. Akre reported on a Schedule 13G/A dated February 1, 2007, that it beneficially owns 1,692,333 shares.

(7) Barclays Global Investors NA ("Barclays") reported on a Schedule 13G/A dated January 31, 2007, that it has sole voting power with respect to 1,094,309 shares and dispositive power with respect to all such shares. Barclays reported on a Schedule 13G/A dated January 31, 2007, that it beneficially owns 1,141,704 shares.
(8)
Friedman, Billings, Ramsey Group, Inc. ("FBR") reported on a Schedule 13G/A dated February 14, 2007, that it has shared voting and dispositive power with respect to all such shares. FBR reported on a Schedule 13G/A dated February 14, 2007, that it beneficially owns 992,000 shares.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board is comprised of five persons. The Bylaws of the Company provide for a board of directors consisting of three to twelve persons who are elected generally for a term of two years. Directors are to serve until their successors are elected and have qualified.

If the enclosed proxy is duly executed and received in time for the annual meeting and if no contrary specification is made as provided therein, the proxy will be voted in favor of electing the nominees Bob Farahi and Ronald R. Zideck for terms of office expiring in 2009. If any such nominee shall decline or be unable to serve, the proxy will be voted for such person as shall be designated by the Board to replace any such nominee. The Board presently has no knowledge or reason to believe that any of the nominees will refuse or be unable to serve.

Any vacancies on the Board which occur during the year will be filled, if at all, by the Board through an appointment of an individual to serve only until the next annual meeting of stockholders.

The Company, through a wholly owned subsidiary, Golden Road Motor Inn, Inc. (“Golden Road”), owns and operates the Atlantis Casino Resort (the "Atlantis") in Reno, Nevada. The Company, each director and executive officer who has been required by the Nevada Gaming Authorities (as defined below) to be found suitable, and each controlling person have been "found suitable" by the Nevada State Gaming Control Board and Nevada Gaming Commission (collectively, the "Nevada Gaming Authorities"). Future new members of the Board, if any, may be required to be found suitable in the discretion of the Nevada Gaming Authorities. Should any such new director not be found suitable or should any director later be found not to be suitable by the Nevada Gaming Authorities, that person will not be eligible to continue serving on the Board and a majority of the remaining directors may appoint a qualified replacement to serve as a director until the next annual meeting of stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ELECTION OF MESSRS. BOB FARAHI AND RONALD R. ZIDECK TO THE BOARD OF DIRECTORS.

The following information is furnished with respect to each member of the Board or nominee thereto. Similar information is provided for the Company's executive officers and certain significant employees who are not directors. John Farahi and Bob Farahi are brothers. There are no other family relationships between or among any directors, nominees to the Board, or executive officers of the Company. The statements as to beneficial ownership of Common Stock as to each director or nominee to the Board are based upon information furnished by him.

Directors and Nominees
Name	Age	Director Since	Position
John Farahi (Term expires in 2008)	59	1993	Co-Chairman of the Board, Chief Executive Officer and Director
Bob Farahi (Nominee for term expiring in 2009)	56	1993	Co-Chairman of the Board, President, Secretary and Director
Craig F. Sullivan (Term expires in 2008)	60	1998	Director
Ronald R. Zideck (Nominee for term expiring in 2009)	69	2000	Director
Charles W. Scharer (Term expires in 2008)	52	2001	Director

JOHN FARAHI has been Co-Chairman of the Board, Chief Executive Officer, and Chief Operating Officer of the Company since its inception, and of Golden Road since June 1993. From 1973 until June 1993, Mr. Farahi was President, Director, and General Manager of Golden Road. Mr. Farahi is a partner in Farahi Investment Company ("FIC") which is engaged in real estate investment and development. Mr. Farahi served on the Washoe County Airport Authority as a Trustee from July 1997 until June 2005. Mr. Farahi is a former member of the Nevada Commission on Tourism and is presently a Board Member of the Reno-Sparks Convention and Visitors’ Authority. Mr. Farahi holds a political science degree from the California State University, Hayward.

BOB FARAHI has been Co-Chairman of the Board and President of the Company since its inception, and of Golden Road since 1993. From 1973 until June 1993, Mr. Farahi was Vice President and a Director of Golden Road. Mr. Farahi divides his working time between the Company and the other companies with which he is involved. Mr. Farahi is a partner in FIC. Mr. Farahi holds a biochemistry degree from the University of California at Berkeley.

CRAIG F. SULLIVAN has been a member of the Board since September 1998. Since March 1998, Mr. Sullivan has been President of Sullivan & Associates, a strategic and financial consulting firm geared to companies in the gaming industry. From April 1995 to March 1998, Mr. Sullivan served as Chief Financial Officer and Treasurer of Primadonna Resorts, Inc., and from February 1990 to April 1995, Mr. Sullivan served as Treasurer of Aztar Corporation. Mr. Sullivan also served on the Board of New York-New York Hotel & Casino from March 1996 to June 1998. Mr. Sullivan holds a degree in economics from The George Washington University and holds a master's degree in international management from the American Graduate School of International Management.

RONALD R. ZIDECK has been a member of the Board since March 2000. From August 1981 to August 1997, he was Managing Partner for the Reno office of the national accounting firm of Grant Thornton, LLP and served on that firm's National Executive Committee. He also served as a director at Harveys Casino Resorts from May 1997 to February 1999 and as a director of planned giving for the University of Nevada, Reno from March 2003 to March 2006. On March 1, 2006, Mr. Zideck became Vice President of Business Development for The Whittier Trust Company of Nevada. Mr. Zideck is a certified public accountant with a bachelor's degree in business administration from the University of Nevada.

CHARLES W. SCHARER has been a member of the Board since July 2001. Mr. Scharer ended an eighteen-year career with Harveys Casino Resorts in January 2001, serving as Harveys' Chairman, President and Chief Executive Officer from 1995 until his retirement in January 2001 and as Chief Financial Officer from 1988 to 1995. Mr. Scharer is serving his third term as a commissioner of the Nevada Commission on Tourism, having been appointed by Governor Kenny C. Guinn in November 1999. Mr. Scharer also is a member of the Board of Directors of Barton Healthcare System of South Lake Tahoe, California and is a member of the Board of Advisors of InfomaCorp, LLC, a provider of High Speed Internet Access and related products primarily to the lodging industry. Mr. Scharer, a certified public accountant, graduated from San Jose State University.

The Company's Bylaws, as amended, currently provide for a staggered board of directors divided into two categories: Category A consisting of three directors and Category B consisting of two directors. Each director serves two-year terms. A staggered board of directors may have the effect of delaying or preventing a change of control of the Company. Executive officers serve at the pleasure of the Board.

Certain Officers of the Company and Subsidiary

 RONALD ROWAN, age 43, Chief Financial Officer and Treasurer of the Company and of Golden Road, joined the Company in June 2006. From December 2004 to June 2006, Mr. Rowan served as the Chief Operating and Financial Officer of Ztrading Industries, LLC, a retail software company. From June 2003 to December 2004, he served as the CFO of Camco, Inc., a specialty finance lender. Mr. Rowan was the CFO of the North/South American subsidiary of Aristocrat Technologies, Inc., a public Australian based systems and gaming device company, from June 2001 through June 2003 and was employed by Casino Data Systems, also a public systems and gaming company, from September 1996 through June 2001 as its Controller and then as its CFO. Mr. Rowan was employed by Price Waterhouse for the ten years prior to joining Casino Data Systems in its audit practice for six years and then in its strategic consulting practice for four years. Mr. Rowan is a certified public accountant with a bachelor’s degree from the University of Southern California and an MBA from the University of California, Los Angeles.
DARLYNE SULLIVAN, age 52, has been the General Manager of Golden Road since February 2006 and Executive Vice President of Operations of Golden Road since 2004. From June 1993 until 2004, Mrs. Sullivan was Vice President of Sales and Marketing and Assistant General Manager of Golden Road. Mrs. Sullivan has held positions including Assistant General Manager/Director of Sales and Marketing, Reservations and Sales Manager, Front Desk Manager, Hotel Manager and Assistant Hotel Manager for Golden Road from May 1977 through June 1993.

RICHARD COOLEY, age 59, has been Vice President of Finance of Golden Road since May 2001. Mr. Cooley was Vice President of Administration of Golden Road from March 2001 through May 2001, and served as Vice President of Operations of Golden Road from July 1995 through March 2001. Mr. Cooley served as Vice President of Finance of Golden Road from June 1993 through July 1995, and served as Controller of Golden Road from March 1993 through March 1994. Mr. Cooley was President and General Manager of the Reno Ramada Hotel Casino from May 1988 to March 1993, and he was Chief Financial Officer and Assistant General Manager from 1981 to 1988. From July 1977 to June 1981, Mr. Cooley was Controller and Co-General Manager of the Shy Clown Casino in Reno. Mr. Cooley is a certified public accountant with a bachelor’s degree in Business Administration from the University of Nevada.

Committees of the Board

The Board has certain standing committees including the Audit Committee, the Compensation Committee, the 1993 Executive Long-Term Incentive Plan Committee (the "Incentive Plan Committee"), the 1993 Directors' Stock Option Plan Committee (the "Directors' Plan Committee") the Operations Committee.

Pursuant to Nasdaq rules, The Company has a majority of independent directors. Craig F. Sullivan, Charles W. Scharer and Ronald R. Zideck are “independent directors” as such term is defined in Nasdaq Rule 4200(a)(15).

The Audit Committee, comprised of Craig F. Sullivan and Charles W. Scharer, and chaired by Ronald R. Zideck, met 7 times during the fiscal year ended December 31, 2006. The Audit Committee is comprised exclusively of directors who are not salaried employees and a majority of whom are, in the opinion of the Board, free from any relationship that would interfere with the exercise of independent judgment as a committee member. The Audit Committee's function is to review reports of the auditors to the Company; to review Company financial practices, internal controls and policies with officers and key employees; to review such matters with the Company's auditors to determine scope of compliance and any deficiencies; to consider selection of independent public accountants; to review and approve certain related party transactions; and to make periodic reports on such matters to the Board. The Audit Committee adopted an Audit Committee Charter on June 14, 2000, and subsequently amended it effective June 7, 2001 and April 9, 2004. A copy of the charter may be viewed on the Company’s website at www.monarchcasino.com.

All members of the Audit Committee are "independent directors”, as such term is defined in Nasdaq Rule 4200(a)(15) of the National Association of Securities Dealers' Listings Standard.

The Company believes that each member of the Audit Committee is a financial expert, as defined by the SEC rules applied pursuant to the Sarbanes-Oxley Act of 2002, and as defined in Regulation S-K, Item 407(d)(5)(ii). The relevant experience of such directors is summarized under “Election of Directions - Directors and Nominees” above.

The Compensation Committee, comprised of Ronald R. Zideck and Charles W. Scharer, and chaired by Craig F. Sullivan, met 4 times during the fiscal year ended December 31, 2006. The Compensation Committee recommends, and the Board ratifies, all compensation and awards to the Company’s executive officers and administers the Employee Stock Option Plan. The Compensation Committee reviews the performance and the compensation of the chief executive officer and president and, following discussions with those individuals, presents recommendations for their compensation levels to the Board for review and ratification. For the remaining executive officers, the chief executive officer makes recommendations to the Compensation Committee that generally are approved and then passed onto the full Board for ratification. The Compensation Committee has not adopted a charter.

The Incentive Plan Committee, comprised of Craig F. Sullivan, Ronald R. Zideck and Charles W. Scharer, did not meet during the fiscal year ended December 31, 2006. The Incentive Plan Committee's function is to administer the 1993 Executive Long-Term Incentive Plan (the "Incentive Plan"), including determining such matters as the persons to whom awards shall be granted, the number of shares to be awarded, when the awards shall be granted, when the awards shall vest, and the terms and provisions of the instruments evidencing the awards, interpreting the Incentive Plan and notifying the Board of all decisions concerning awards granted to Incentive Plan participants.

The Directors' Plan Committee, comprised of John Farahi and Bob Farahi, did not meet during the fiscal year ended December 31, 2006. Neither John Farahi nor Bob Farahi is eligible to participate in the Directors' Plan. The Directors' Plan Committee consists of not less than 2 directors of the Company selected by, and serving at the pleasure of, the Board and its function is to administer the 1993 Directors' Stock Option Plan (the "Directors' Plan"). The Directors' Plan Committee has the authority to interpret the Directors' Plan and make all determinations necessary or advisable for its administration. All decisions of the Directors' Plan Committee are subject to approval by the Board.

The Operations Committee, comprised of John Farahi, Ronald Rowan, Darlyne Sullivan and Richard Cooley, and chaired by Charles W. Scharer, did not meet during the fiscal year ended December 31, 2006. The purpose of the Operations Committee is to provide a formal communication link between Golden Road management and the Board and to facilitate examination of, and feedback regarding, various operational issues.

In addition to the standing committees described above, on July 25, 2006, the Board established a special committee comprised of the Company’s independent directors (the “Special Committee”) to formulate and deliver a formal offer to purchase the 18.95 acre shopping center adjacent to the Atlantis (the “Shopping Center”) from Biggest Little Investments, L.P (“BLI”). The Special Committee consists of Charles W. Scharer, Craig F. Sullivan and Ronald R. Zideck. The Special Committee met 9 times in 2006.

  The Company does not have a standing Nominating Committee, nor has the Board of Directors adopted a charter addressing the director nomination process. The Board of Directors believes that it is appropriate for the Company not to have a nominating committee because the entire Board of Directors can adequately serve the function of considering potential director nominees from time to time as needed.

For stockholder meetings at which directors are to be elected, in compliance with Nasdaq rule 4350(c)(4), director nominees are recommended for the Board’s nomination by a majority of the independent directors. In making such recommendation, the qualifications of the prospective nominee which will be considered include the nominee’s personal and professional integrity, experience, skills, ability and willingness to devote the time and effort necessary to be an effective board member, and commitment to act in the best interests of the Company and its stockholders.

The requirements for nomination by a security holder of a person to the Board are set forth in Article II, Section 16 of the Company’s Bylaws and the qualifications for a person to be a director of the Company are set forth in Article II, Section 14 of the Bylaws. Both sections of the Bylaws are set forth below.

14. Eligibility of Directors. No Director is eligible to continue to serve as a Director of the Corporation who is required under Nevada gaming laws to be found suitable to serve as a director and who is not found suitable or whose finding of suitability is suspended or revoked by Nevada gaming authorities. Such eligibility shall cease immediately following whatever act or event terminates the director’s eligibility under the laws and gaming regulations of the State of Nevada.

16. Nomination of Directors. Only persons who are nominated in accordance with the procedures set forth in this Section 16 of Article II shall be eligible for election as Directors. Nominations of persons for election to the Board of Directors of the Corporation at the Annual Meeting may be made at a meeting of stockholders by or at the direction of the Board of Directors by any nominating committee or person appointed by the Board or by any stockholder of the Corporation entitled to vote for the election of Directors at the meeting who complies with the Notice procedures set forth in this Section 16 of Article II. Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the secretary of the Corporation. To be timely, unless waived by the Board of Directors, no person not already a Director shall be eligible to be elected or to serve as a Director unless such person’s notice of nomination shall be received at the principal executive offices of the Corporation at least seventy five (75) days before initiation of solicitation to the stockholders for election in the event of an election other than at an Annual Meeting and seventy five (75) days before the corresponding date that had been the record date for the previous year’s Annual Meeting or seventy five (75) days before the date of the next Annual Meeting of shareholders announced in the previous year’s proxy materials in the event of an election at an Annual Meeting. To be timely, no stockholder’s notice shall be received at the principal executive offices of the Corporation more than ninety (90) days before the meeting; provided, however, that in the event that less than ninety (90) days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. The stockholder’s notice to the Secretary shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a Director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of stocks of the Corporation which are beneficially owned by the person, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder, and (b) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of Directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (vi) the consent of such nominee to serve as Director of the Corporation, if he is so elected; and (c) as to the stockholder giving the notice, (i) the name and record address of stockholder, and (ii) the class and number of shares of stock of the Corporation which are beneficially owned by the stockholder. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as Director of the Corporation. No person shall be eligible for election as a Director of the Corporation unless nominated in accordance with the procedures set forth in this Article II, Section 16. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

The Company did not receive the names of any proposed director candidates submitted by any stockholder for inclusion in this Proxy Statement under the guidelines set forth above.

Board Meetings

The Board held 8 meetings in the fiscal year ended December 31, 2006. All directors except Bob Farahi attended at least 75% of the Board meetings and all committee members attended at least 75% of the meetings for the committees on which they serve during the fiscal year ended December 31, 2006.

Annual Meetings

The Board has a policy that requires all directors to attend each Annual Meeting of Stockholders absent exigent circumstances. All five directors attended the 2006 Annual Meeting of Stockholders.

Communication with Directors

The Company’s stockholders may contact directors by going to the Company’s web site, www.monarchcasinos.com, selecting “Company Info” and then selecting “Board of Directors/Executive Officers.” Each director’s and executive officer’s email address is set forth and provides a means to contact such person directly.

Compensation of Non-Employee Directors

Name	Fees Earned or Paid in Cash (1) ($)	Stock Awards ($)	Option Awards (2)(3)	Non-Equity Incentive Plan Compensation ($)	Chang in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
								(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
								Charles W. Scharer	$50,000	-	$50,082	-	-	-	$100,082
Craig F. Sullivan	$50,000	-	$50,082	-	-	-	$100,082
Ronald R. Zideck	$50,000	-	$50,082	-	-	-	$100,082

________________

(1)
Annual fees of $40,000 are paid to directors who are not employees of the Company. Each non-employee director serving as the chairman of a committee of the Board received an additional annual fee of $10,000 for each committee chaired in 2006.

(2)
The amounts reported in column (d) of the table above reflect the compensation expense, related to stock option awards, recognized for financial statement reporting purposes for the twelve months ended December 31, 2006. For a discussion of the assumptions and methodologies used to calculate this expense, please see the discussion of share based compensation in Note 8 of the Company’s Consolidated Financial Statements, included as part of the Company’s 2006 Annual Report to Stockholders and filed on Form 10-K.

(3)
On the date of prior year’s Annual Stockholders Meeting, each non-employee director received a grant of 6,100 stock options comprised of 4,800 options for service as a director and 1,300 options for service as a committee chair. The options were issued at exercise prices equal to the close price of the Company’s stock on the grant date. The options vest on the six-month anniversary of the grant date.

PROPOSAL 2: APPROVAL OF AN AMENDMENT TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER THE COMPANY’S EMPLOYEE STOCK OPTION PLAN

General

At the annual meeting, the stockholders will be asked to approve an amendment to the Monarch Casino & Resort, Inc. Employee Stock Option Plan (the “Employee Plan”) to increase the number of shares of Common Stock reserved for issuance under the Employee Plan from 1,000,000 shares to 1,500,000 shares.

The purpose of the amendment is to ensure that the Company will continue to have a sufficient reserve of Common Stock available under the Employee Plan to provide eligible employees of the Company with the opportunity to purchase shares of the Company’s Common Stock.

The following is a summary of the principal features of the Employee Plan as modified by the proposed amendment. The summary, however, does not purport to be a complete description of all the provisions of the Employee Plan. Unless the context clearly indicates to the contrary, the term of “Employee Option” used herein shall mean a non-statutory stock option and the term “Employee Optionee” shall mean any person holding an Employee Option granted under the Employee Plan. Any stockholder who wishes to obtain a copy of the actual plan documents may do so upon written request to our Corporate Secretary at our principal executive offices at 3800 South Virginia Street; Reno, Nevada 89502

The Company granted options for 111,999 shares of common stock under the Employee Plan during the fiscal year ended December 31, 2006.

Administration and Eligibility

The Employee Plan is administered by the Board’s Compensation Committee, consisting of not less than two members of the Board who are not eligible to participate in the Employee Plan and who have not, within one year prior to their appointment to the Compensation Committee, participated in the Employee Plan. The Compensation Committee administers and interprets the Employee Plan and adopts such rules, regulations, agreements, guidelines and instruments of the administration of the Employee Plan as the Compensation Committee deems necessary or advisable. In this regard, the Compensation Committee's powers include the authority to determine the employees to be granted Employee Options under the Employee Plan, the power to determine the size and applicable terms and conditions of grants to be made to such employees, and the power to authorize grants to eligible employees.

Employees which are eligible to participate in the Employee Plan are (a) full-time, salaried or hourly, union-represented or unrepresented employees regularly scheduled for and working at least 30 hours per week; (b) part-time, salaried or hourly, union-represented or unrepresented employees regularly scheduled for and working less than 30 hours per week and at least two weeks per month; and (c) all other employees of the Company as determined from time to time by the Compensation Committee. However, no person then eligible to be granted an option under the Incentive Plan (defined below), 1993 Directors' Stock Option Plan ("Directors' Plan") or any other Company-sponsored Employee Plan may be granted an Employee Option.

Option Price

Stock options granted under the Employee Plan have an option price equal to the last reported sale price of the Common Stock on the Nasdaq National Market, or such other stock exchange on which the Common Stock may be listed from time to time, on the date of grant, or, if no sale of Common Stock is reported on such date, then on the next preceding day on which there was such a sale.

Employee Options may be exercised by payment of the option price in full in cash, money order or certified check or, if the Compensation Committee in its discretion agrees to accept, in shares of Common Stock.

Option Exercise and Term

An Employee Option may be exercised one year after the date of grant unless a longer period is provided in such grant. An Employee Option may not be transferred or assigned other than by will or the laws of descent and distribution. During the lifetime of the Employee Optionee, the Employee Option may only be exercised by that Employee Optionee. Except in special circumstances, each Employee Option will expire on the tenth anniversary of the date of grant.

Termination of Employee Option

If the employment of an Employee Optionee terminates, for whatever reason, prior to the date upon which an Employee Option becomes exercisable, that Employee Option will terminate and lapse upon the date employment is terminated.

If an Employee Optionee ceases to be employed by the Company for a reason other than for cause, or by reason of retirement, disability or death, the Employee Optionee must exercise an Employee Option within the earlier of either the tenth anniversary after the date of grant or the first anniversary of the date employment was terminated. However, such Employee Options, to the extent unexercised, will expire on the date that an Employee Optionee (i) uses for profit or discloses to unauthorized persons, confidential information or trade secrets of the Company; (ii) breaches any contract with or violates any fiduciary obligation to the Company; (iii) engages in unlawful trading in the Company's securities or the securities of another company based on information gained as a result of that Employee Optionee's employment with the Company; or (iv) violates, as determined by the Compensation Committee, any covenant not to compete in effect between the Company and the Employee Optionee. In the event that an Employee Optionee is terminated for cause, including activities discussed in the preceding sentence, the Employee Optionee forfeits all rights to any unexercised Employee Options granted under the Employee Plan and any outstanding Employee Options then held by the Employee Optionee will automatically terminate and lapse, unless otherwise determined by the Compensation Committee.

Term and Amendment of Plan

The Employee Plan will terminate on June 13, 2013, except as to Employee Options outstanding on such date. The Compensation Committee may alter, amend, or suspend the Employee Plan or any Employee Option, or may at any time terminate the Employee Plan, except that the Employee Plan may not be modified to increase eligibility to include directors and/or executive officers, who are otherwise eligible to participate in the Incentive Plan and Directors' Plan without the approval of the holders of the majority of the outstanding common stock. Moreover, the Compensation Committee may not, either with or without the approval of the stockholders of the Company, take action which may materially and adversely affect any outstanding Employee Option without the consent of the holder of that option. In the event of a change in control of the Company, all unvested stock option awards immediately vest.

Accounting and Tax Treatment

Effective January 1, 2006, the Company adopted the fair value recognition provisions of FASB Statement 123(R), Share-Based Payments for financial statement reporting purposes. Under FASB 123(R) the fair value of each stock option is determined at its grant date and is charged as a direct compensation expense to reported earnings over the stock option’s vesting period. The Company is entitled to a tax deduction when a participant in the Company’s stock option plans has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Internal Revenue Code which limits the tax deductions of any publicly-held corporation for individual compensation to certain executives of such corporation exceeding $1,000,000 in any taxable year unless the compensation is performance based.

Vote Required and Recommendation of the Company Board of Directors

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy and entitled to vote this proposal is required for approval of the amendment to the Employee Plan. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Broker non-votes will have no effect on the outcome of this vote.

The approval of this proposal is not a condition to the approval of any other proposals submitted to the stockholders. Should stockholder approval not be obtained, the proposed increase of 500,000 shares to the number of shares reserved for issuance under the Employee Plan will not be implemented, no stock options will be granted on the basis of such increase. However, the Employee Plan as in effect prior to the share increase which is the subject of this proposal will continue to remain in effect, and stock purchases will continue to be made pursuant to the provisions of the Employee Plan until the Employee Plan terminates or the available reserve of 350,000 shares is exhausted.

The Board believes that it is in the Company’s best interests to continue providing its employees with the opportunity to acquire an ownership interest in the Company through their participation in the Employee Plan and thereby encourage them to remain in the Company’s employ and more closely align their interests with those of the Company’s stockholders. Therefore, the Board unanimously recommends a vote “FOR” approval of the amendment to the Employee Plan.

PROPOSAL 3: APPROVAL OF AN AMENDMENT TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER THE COMPANY’S EXECUTIVE LONG-TERM INCENTIVE PLAN

General
At the annual meeting, the stockholders will be asked to approve an amendment to the Monarch Casino & Resort, Inc. Executive Long-Term Incentive Plan (the “Incentive Plan”) to increase the number of shares of common stock reserved for issuance under the Incentive Plan from 1,000,000 shares to 1,500,000 shares.

The purpose of the amendment is to ensure that the Company will continue to have a sufficient reserve of Common Stock available under the Incentive Plan to provide eligible employees of the Company with the opportunity to purchase shares of the Company’s Common Stock.

The following is a summary of the principal features of the Incentive Plan as modified by the proposed amendment. The summary, however, does not purport to be a complete description of all the provisions of the Incentive Plan. Unless the context clearly indicates to the contrary, the term of “Option” used herein shall mean either an incentive stock option (“ISO”) or non-qualified stock option, and the term “Optionee” shall mean any person holding an Option granted under the Incentive Plan. Any stockholder who wishes to obtain a copy of the actual plan documents may do so upon written request to our Corporate Secretary at our principal executive offices at 3800 S. Virginia Street, Reno, Nevada 89502.

Administration and Eligibility

The Incentive Plan is administered by the Board’s Incentive Plan Committee, consisting of not less than two nonemployee directors of the Company selected by, and serving at, the pleasure of the Board. Directors who are also employees of the Company or any of its subsidiaries, or who have been such employees within one year, may not serve on the Incentive Plan Committee. Based upon the recommendations from the Company and its operating subsidiaries, the Incentive Plan Committee recommends to the Board the persons to whom awards shall be granted ("Participants"), the number of shares to be awarded, when the awards shall be granted, when the awards shall vest, and the terms and provisions of the instruments evidencing the awards. The Incentive Plan Committee also interprets the Incentive Plan and makes recommendations for its administration. Only employees who serve in the positions of Chief Executive Officer, Chief Financial Officer, Corporate President, Corporate Secretary and Corporate Treasurer are eligible for selection as Participants in the Incentive Plan. An ISO may not be issued to a person who, at the time of grant, is not an employee of the Company.

The Company granted options for 200,000 shares of Common Stock, under the Incentive Plan during the fiscal year ended December 31, 2006.

Option Price

Stock options granted under the Incentive Plan have an option price equal to the last reported sale price of the Common Stock on the date of grant on the Nasdaq National Market, or such other stock exchange on which the Common Stock may be listed from time to time. The option price per share for ISOs shall be an amount equal to the price of the Common Stock under option, as determined above, unless the proposed option recipient, at the time of grant, owns (within the meaning of Section 422(b)(6) of the Internal Revenue Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary of the Company. In such case, the purchase price of the shares covered by such ISO shall not be less than 110% of the fair market value per share of the Common Stock on the ISO is granted.

Options may be exercised by payment of the option price in full (i) in cash, (ii) in Common Stock, including Common Stock underlying the Option being exercised, having a fair market value equal to such Option price, or (iii) a combination of cash and Common Stock, including the Common Stock underlying the Option being exercised.

Option Term

An Option may not be transferred or assigned other than by will or the laws of descent and distribution. During the lifetime of the Optionee, the Option may only be exercised by that Optionee. Except in special circumstances, each Option shall expire on the tenth anniversary of the date of its grant and shall be exercisable according to a vesting schedule to be determined by the Incentive Plan Committee. The Incentive Plan Committee may include in any Option instrument, initially or by amendment at any time, a provision making any installment exercisable at such earlier date, if the Incentive Plan Committee deems such provision to be in the interest of the Company or its subsidiaries, or necessary to realize the reasonable expectation of the Optionee.

Restricted Share Awards

Under the Incentive Plan, the Incentive Plan Committee may also award Participants restricted shares of Common Stock. Under the Incentive Plan, all restricted shares will be forfeited to the Company or the applicable operating subsidiary if a Participant fails to be continuously employed with the Company or any of its subsidiaries during the restriction.

Term and Amendment of Plan

The Incentive Plan will expire on June 13, 2013, except with respect to Options and restricted shares outstanding on that date. The Board may terminate or amend the Incentive Plan in any respect, at any time; provided, however, without the approval of the holders of a majority of the outstanding Common Stock the total number of shares that may be sold, issued, or transferred under the Incentive Plan may not be increased (except for proportional adjustment for stock dividend or split, recapitalization, merger, consolidation, spin-off, or other similar corporate changes); the eligibility requirements for participation may not be modified; the exercise price of an Option cannot be reduced; and the termination date of the Incentive Plan may not be extended. In the event of a change in control of the Company, all unvested stock option awards immediately vest.

Accounting and Tax Treatment

 Effective January 1, 2006, the Company adopted the fair value recognition provisions of FASB Statement 123(R), Share-Based Payments for financial statement reporting purposes. Under FASB 123(R) the fair value of each stock option is determined at its grant date and is charged as a direct compensation expense to reported earnings over the stock option’s vesting period.  The Company is entitled to a tax deduction when a participant in the Company’s stock option plans has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Internal Revenue Code which limits the tax deductions of any publicly-held corporation for individual compensation to certain executives of such corporation exceeding $1,000,000 in any taxable year unless the compensation is performance based.

Vote Required and Recommendation of the Company Board of Directors

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote this proposal is required for approval of the amendment to the Incentive Plan. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Broker non-votes will have no effect on the outcome of this vote.

The approval of this proposal is not a condition to the approval of any other proposals submitted to the stockholders. Should stockholder approval not be obtained, then the proposed increase of 500,000 shares to the number of shares reserved for issuance under the Incentive Plan will not be implemented and no stock options will be granted on the basis of such increase. However, the Incentive Plan as in effect prior to the share increase, which is the subject of this Proposal, will continue to remain in effect, and stock purchases will continue to be made pursuant to the provisions of the Incentive Plan until the Incentive Plan terminates or the available reserve of 115,000 shares is exhausted.

The Board believes that it is in our best interests to continue providing the Company’s employees with the opportunity to acquire an ownership interest in the Company through their participation in the Incentive Plan and thereby encourage them to remain in the Company’s employ and more closely align their interests with those of the Company’s stockholders. Therefore, the Board unanimously recommends a vote “FOR” approval of the amendment to the Incentive Plan.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Objectives

We seek to compensate our named executive officers “NEOs” in a manner that will attract and retain qualified individuals who are responsible for the management, growth and success of the Company. We believe that NEO compensation should be designed to:

1) compensate for service to us,
2) motivate performance in areas consistent with our short and long-term objectives,
3) reward for achieving those objectives, and
4) encourage NEOs to continue in our employ.

We evaluate and establish the total compensation of the our NEOs in light of what we believe to be the compensation practices and relative corporate financial performance of other companies in the gaming industry similar to us in terms of asset size and target market. Because many of these companies are not publicly held, their compensation practices are not published publicly. As such, we rely on the industry experience and knowledge of our Board of Directors in determining appropriate NEO compensation.

Compensation Elements

Our NEO compensation program utilizes four primary components which include annual salary, annual cash bonus awards, one-time cash awards and stock option awards. Following is a discussion of each component.

Annual Salary: The salary element compensates each NEO for performance of the fundamental duties associated with that NEO’s position. In addition to what we believe to be the compensation practices and relative corporate financial performance of other companies in the gaming industry similar to us in terms of asset size and target market, we consider other factors in establishing NEO annual salaries including their respective record of leadership and service to us, our growth during the NEO’s term of employment, the relative importance of the NEO in overseeing our day-to-day operations, the relative performance of our competitors and civic leadership in the Reno area. Salaries are reviewed annually and are adjusted as warranted.

Annual Cash Bonus Awards: To align NEO performance with our short-term operational and profit objectives, we utilize an annual cash bonus program (the “Bonus Program”) with an annual target equal to 20% of the NEO’s annual salary. The Bonus Program is comprised of both a quantitative and a qualitative component. The quantitative component is awarded based on achieving our annual profit goal, as established by the Board of Directors, while the qualitative component is tied to specific NEO performance.

The profit target is defined as Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”). EBITDA can be calculated from our audited financial statements by adding depreciation and amortization expense to income from operations. An additional evaluation is completed at year-end which allows for the potential to exceed the 20% bonus target. For every whole percentage point that our actual EBITDA exceeds the full-year EBITDA target, an additional 1% of NEO salary is awarded.

To motivate and reward actions that directly translate into increased Company profit, the Bonus Program is significantly weighted toward the quantitative component. Both components, if awarded, are paid simultaneously on a semi-annual basis. Based on the success the management team has had in achieving the historical EBITDA and other performance targets, we believe it is likely that future bonus awards will be paid fully.

One-Time Cash Awards: We may award additional one-time cash payments based on superior financial performance relative to the Board established annual financial profit target when such performance is deemed to be extraordinary. Such determination is based on several factors including, but not limited to, comparison of our financial performance relative to our competitors, the general market conditions in which those financial results were generated and other operating criteria that indicate that the financial results were abnormally strong given those market and operating conditions. Such performance criteria could serve as the basis for increasing an NEO’s salary level; however, by instead rewarding such performance with one-time cash awards, we believe we are more accurately promoting sustained, superior performance by more closely tying the reward with the timing of the performance.

Stock Option Awards: While it is difficult to predict the value an NEO will ultimately realize from the stock option component, the compensation package is designed with the expectation that the stock options will provide the highest potential reward of the four components of the NEO compensation package. As such, the most significant driver of NEO compensation is designed to correlate directly with the financial gains of our stockholders. As our stock price increases or decreases, the value of NEO stock option awards also increases or decreases. By designing the compensation program in this way, we believe that a significant portion of NEO compensation has been directly aligned with the NEOs’ performance as measured through increased value for our stockholders.

NEOs generally receive an initial grant on their hire date and generally receive subsequent annual replacement grants when the initial grant begins to vest. Stock option awards are granted at strike prices equal to the closing market price of the our stock on the date the stock option award is granted. As such, the value of the award only increases if our stock price increases subsequent to the stock option’s grant date. Because these awards vest over time, the stock option component of NEO compensation also encourages NEO retention, as value related to unvested stock options is forfeited if an NEO ceases to be employed by us. Note that NEOs are prohibited from entering into short-sale transactions involving our stock. Short-sale transactions are sometimes used by investors to mitigate the risk of a stock price decline.

Effective January 1, 2006, we began recognizing the expense associated with stock option awards in accordance with the requirements of SFAS 123R as further explained in Note 1 in the accompanying notes to the consolidated financial statements in our Form 10-K.

Change in Control

Our senior managers and other employees have built Monarch Casino & Resort, Inc. into the successful enterprise that it is today and we believe that it is important to protect them in the event we experience a change in control. Further, it is our belief that the interests of our stockholders are best served if the interests of our senior management are aligned with those of our stockholders, and providing change in control benefits should eliminate, or at least reduce, the reluctance of senior management to pursue potential change in control transactions that may be in the best interests of our stockholders. Relative to our overall value, these potential change in control benefits are minor.

In the event of a change in control, all unvested stock option awards immediately vest. Any one of the following events would constitute a change-in-control: 1) if any person or entity becomes the beneficial owner of 25% or more of our outstanding stock; 2) if a majority of the Board is removed; 3) if substantially all of our assets are sold; or 4) if our stockholders are solicited, via a proxy statement, by someone other than current management seeking approval for a plan of reorganization, merger or consolidation involving us.

Other Benefits and Compensation

The NEOs also participate in our other benefit plans on the same basis as other employees. The plans include subsidized health insurance benefits and an annual 401K matching contribution up to two percent of their annual salary.

Board Process

The Compensation Committee of the Board (the “Committee”) recommends, and the Board ratifies, all compensation and awards to the NEOs. The Committee reviews the performance and the compensation of the chief executive officer and president and, following discussions with those individuals, presents recommendations for their compensation levels to the Board for review and ratification. For the remaining NEOs, the chief executive officer makes recommendations to the Committee that generally are approved and then passed onto the full Board for ratification.

Compensation Committee Report

Notwithstanding any statement to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Compensation Committee Report on Executive Compensation shall not be incorporated by reference into any such filings or otherwise deemed filed.

Compensation Committee Report on Executive Compensation

The Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE

By:   Craig F. Sullivan, Chairman
                      Ronald R. Zideck, Member
                      Charles W. Scharer, Member

Summary Compensation Table - Fiscal 2006

The following table presents information regarding compensation of our NEOs for services rendered during 2006.

Name and Position	Year	Salary ($)	Bonus ($)(5)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation	Nonqualified deferred Compensation Earning	All Other Compensation ($)(2)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
John Farahi, Co-Chairman of the Board and Chief Executive Officer	2006	$ 400,000	-	-	$ 652,033	-	-	-	$ 1,052,033
Bob Farahi, Co-Chairman of the Board, Secretary and President	2006	$ 240,000	-	-	$ 226,900	-	-	$ 38,911	$ 505,811
Ben Farahi, Former Co-Chairman of the Board, Chief Financial Officer, Secretary and Treasurer(3)	2006	$ 110,770	-	-	$ 1,205,617	-	-	-	$ 1,316,387
Ronald Rowan, Chief Financial Officer and Treasurer(4)	2006	$ 120,190	-	-	$ 220,427	-	-	$ 14,660	$ 355,277
Darlyne Sullivan, Executive Vice President of Operations and General Manager of Golden Road	2006	$ 172,242	$ 35,000	-	$ 204,598	-	-	$ 1,642	$ 416,602
Richard Cooley, Vice President of Finance of Golden Road	2006	$ 179,954	$ 35,000	-	$ 122,760	-	-	$ 1,225	$ 342,059

________________

(1) The amounts reported in column (f) of the table above reflect the compensation expense, related to stock option awards, recognized for financial statement reporting purposes for the twelve months ended December 31, 2006. For a discussion of the assumptions and methodologies used to calculate this expense, please see the discussion of share based compensation in Note 8 of the Company’s Consolidated Financial Statements, included as part of the Company’s 2006 Annual Report to Stockholders filed on Form 10-K.

(2) Amounts for Bob Farahi represent the purchase of an automobile paid by the Company. Amounts for Ronald Rowan represent relocation and temporary housing expense associated with his move to Reno after he joined the Company. Amounts for Richard Cooley and Darlyne Sullivan represent the Company’s contribution to 401(k) plans.

(3) Ben Farahi resigned his position as Co-Chairman of the Board, Chief Financial Officer, Secretary and Treasurer effective May 23, 2006. Upon his resignation, the Company immediately vested 76,668 stock options held by Mr. Farahi which resulted in the recognition of the compensation expense shown in column (f ) above.

(4) Ronald Rowan joined the Company in June 2006.

(5) The amount of bonus for John Farahi and Bob Farahi is not calculable through the latest practicable date and is expected to be determined on or about May 22, 2007.

Grants of Plan Based Awards Made in Fiscal 2006

The following table presents information regarding the equity incentive awards granted to our NEOs for 2006.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh) (1)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
John Farahi, Co-Chairman of the Board and Chief Executive Officer (2)	10/21/2006	-	-	-	-	-	-	-	66,666	$ 21.820	$ 706,660
Bob Farahi, Co-Chairman of the Board, Secretary and President (2)	10/21/2006	-	-	-	-	-	-	-	33,334	$ 21.820	$ 353,340
Ronald Rowan, Chief Financial Officer and Treasurer (3)	6/19/2006	-	-	-	-	-	-	-	100,000	$ 26.470	$ 1,459,000
Darlyne Sullivan, Executive Vice President of Operations and General Manager of Golden Road (2)	10/21/2006	-	-	-	-	-	-	-	33,334	$ 21.820	$ 223,004
Richard Cooley, Vice President of Finance of Golden Road (2)	10/21/2006	-	-	-	-	-	-	-	20,000	$ 21.820	$ 133,800

________________

(1)
The Company’s policy is to set exercise prices for stock option awards equal to the closing price of the Company’s stock on the grant date. If the grant date falls on a date that the stock market is closed, the exercise price is set at the closing price on the last day that the market was open before the grant date.

(2)	The option awards listed in the above table for John Farahi, Bob Farahi, Darlyne Sullivan and Richard Cooley vest 100% on the third anniversary of the grant date.

(3)	The option awards listed in the above table for Ronald Rowan vest in one-third annual increments beginning on the third anniversary of the grant date.

Outstanding Equity Awards at Fiscal 2006 Year-End

The following table presents information regarding the outstanding equity awards held by each of our NEO’s as of December 31, 2006.

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
										(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
										John Farahi, Co-Chairman of the Board and Chief Executive Officer	133,332	66,668(1)		$11.685	10/21/2014
												70,000(2)		$18.060	10/21/2015	-	-	-	-
												66,666(3)		$21.820	10/21/2016
										Bob Farahi, Co-Chairman of the Board, Secretary and President	66,666	33,334(1)		$11.685	10/21/2014
	10,000(2)		$18.060	10/21/2015	-	-	-	-
	33,334(3)		$21.820	10/21/2016
Ronald Rowan, Chief Financial Officer and Treasurer		100,000(4)		$26.470	6/19/2016	-	-	-	-
Darlyne Sullivan, Executive Vice President of Operations and General Manager of Golden Road	49,666	33,334(1)		$11.685	10/21/2014
		33,332(2)		$18.060	10/21/2015	-	-	-	-
		33,334(3)		$21.820	10/21/2016
Richard Cooley, Vice President of Finance of Golden Road	20,000	20,000(1)		$11.685	10/21/2014
		20,000(2)		$18.060	10/21/2015	-	-	-	-
		20,000(3)		$21.820	10/21/2016

________________

(1)	Vests in full on October 21, 2007, subject to continued employment through that date.

(2)	Vests in full on October 21, 2008, subject to continued employment through that date

(3)	Vests in full on October 21, 2009, subject to continued employment through that date

(4)	Vests in one-third increments on June 19, 2009; June 19, 2010 and on June 19, 2011, subject to continued employment through the noted dates.

Option Exercises and Stock Vested During Fiscal 2006

The following table presents information regarding the exercises during 2006 of stock option awards previously granted to our NEOs.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
					(a)	(b)	(c)	(d)	(e)
					John Farahi, Co-Chairman of the Board and Chief Executive Officer	-	-	-	-
Bob Farahi, Co-Chairman of the Board, Secretary and President	-	-	-	-
Ben Farahi, Former Co-Chairman of the Board, Chief Financial Officer, Secretary and Treasurer	110,000	$1,730,553	-	-
Ronald Rowan, Chief Financial Officer and Treasurer	-	-	-	-
Darlyne Sullivan, Executive Vice President of Operations and General Manager of Golden Road	17,000	$294,366	-	-
Richard Cooley, Vice President of Finance of Golden Road	20,000	$305,500	-	-

________________

(1)
Ben Farahi resigned his position as Co-Chairman of the Board, Chief Financial Officer, Secretary and Treasurer effective May 23, 2006. Upon his resignation, the Company immediately vested 76,668 stock options held by Mr. Farahi.

Potential Payments Upon Termination in Connection with Change in Control

Upon a “Change in Control” (“CIC”), all unvested stock options issued by the Company immediately vest. Any one of the following events would generally constitute a change-in-control: 1) any person or entity becomes the beneficial owner of 25% or more of our outstanding stock; 2) a majority of the Board is removed; 3) substantially all of our assets are sold; or 4) our stockholders are solicited, via a proxy statement, by someone other than current management seeking approval for a plan of reorganization, merger or consolidation of the Company. There are no other CIC agreements with any of our employees.

Other Employment Related Agreements

The Company has an agreement with Ronald Rowan, Chief Financial Officer and Treasurer, that in the event that his employment is terminated “without cause” he will receive severance pay in the amount equal to his then-applicable annual base salary in exchange for his waiver of any and all causes of action against us, our officers, directors, principals and affiliates, arising from his employment. Termination “without cause” would be termination unless Mr. Rowan committed an illegal act, violated our Corporate Business Ethics policy, committed gross neglect or abandonment of his professional responsibilities, or was disqualification by a controlling regulatory agency. The agreement prohibits Mr. Rowan from entering the employ of any gaming enterprise located within 250 miles of a gaming enterprise owned by us.

Pension Benefits and Nonqualified Deferred Compensation

We have no pension or nonqualified deferred compensation plans.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this Report by reference therein.

To the Board of Directors of Monarch Casino & Resort, Inc.:

Our role is to assist the Board of Directors in its oversight of the Company's financial reporting process. As set forth in our charter, the Company's management is responsible for the preparation, presentation and integrity of our financial statements, and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2006.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2006.

THE AUDIT COMMITTEE

By: Ronald R. Zideck, Chairman
Craig F. Sullivan, Member
Charles W. Scharer, Member

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On July 26, 2006, the Company submitted a formal offer to BLI formulated and delivered by the Special Committee to purchase the Shopping Center. On October 16, 2006, the Committee received a letter from counsel to BLI advising the Company that BLI, through its general partner, Maxum, L.L.C., had “decided that such offer is not in the best interest of the Partnership’s limited partners and, therefore, will not be entering into negotiations with Monarch.” The Board continues to consider expansion alternatives.

John Farahi, Bob Farahi and Ben Farahi, beneficially own a controlling interest in BLI through their beneficial ownership interest in Western Real Estate Investments, LLC. John Farahi is Co-Chairman of the Board, Chief Executive Officer and a Director of the Company. Bob Farahi is Co-Chairman of the Board, President, Secretary and a Director of the Company. Ben Farahi formerly was the Co-Chairman of the Board, Secretary, Treasurer, Chief Financial Officer and a Director of the Company. The Board accepted Ben Farahi’s resignation from these positions on May 23, 2006.

The Company currently rents various spaces totaling approximately 13,000 square feet in the Shopping Center which it uses as office and storage space and paid rent of approximately $95,520 plus common area expenses in 2006. The Company paid rent of approximately $85,730 and $67,200 plus common area expenses in 2005 and 2004, respectively.

In addition, a driveway that is being shared between the Atlantis and the Shopping Center was completed on September 30, 2004. As part of this project, in January 2004, the Company leased a 37,368 square-foot corner section of the Shopping Center for a minimum lease term of 15 years at an annual rent of $300,000, subject to increase every 60 months based on the Consumer Price Index. The Company began paying rent to the Shopping Center on September 30, 2004. The Company also uses part of the common area of the Shopping Center and pays its proportional share of the common area expense of the Shopping Center. The Company has the option to renew the lease for 3 five-year terms, and at the end of the extension periods, the Company has the option to purchase the leased section of the Shopping Center at a price to be determined based on an MAI Appraisal. The leased space is being used by the Company for pedestrian and vehicle access to the Atlantis, and the Company may use a portion of the parking spaces at the Shopping Center. The total cost of the project was $2.0 million; the Company was responsible for two thirds of the total cost, or $1.35 million. The Company paid approximately $300,000 plus common area charges in 2006 and $300,000 and $75,800 plus common area charges in 2005 and 2004, respectively, for its leased driveway space at the Shopping Center.

The Company is currently leasing sign space from the Shopping Center. The lease took effect in March 2005 for a monthly cost of $1. The lease was renewed for another year with a monthly lease of $1,000 effective January 1, 2006. The Company paid $12,000 for the twelve months ended December 31, 2006 and did not make any payments during 2005.

On September 23, 2003, the Company entered into an option agreement with an affiliate of its principal stockholders to purchase property in South Reno for development of a new hotel casino. Through the property owner, the Company filed an application with the City of Reno for both master plan and zoning changes for 13 acres of the property. On January 20, 2005, the City of Reno Planning Commission approved the application for zoning change on the property; the Reno City Council would next have to approve the application. On April 13, 2005, the Reno City Council rejected the application for master plan and zoning change. As a result of the City Council’s decision, the Company expensed in 2005 a charge of approximately $289,000 in gaming development costs related to the potential new hotel casino. The option agreement was set to expire on September 15, 2005 and the Company’s Board of Directors voted to let the agreement expire on such date without exercising the option to purchase.

The Company is currently leasing billboard advertising space from affiliates of its principal stockholders for a total cost of $42,000 in 2006, $31,500 in 2005 and $53,000 in 2004.

The Company is currently renting office and storage space from a company affiliated with the Company’s principal stockholders and paid rent of approximately $26,000 in 2006, $28,000 in 2005 and $27,900 in 2004. Effective December 2006, the Company’s principal stockholders sold this building and the Company continues to rent space from the new owner who is not a related party.

Audit Committee Review

The Company requires that the Audit Committee of the Board review and approve related party transactions. The Audit Committee reviews all related party transactions on a case by case basis and approves any such transaction in accordance with Nevada corporate law.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company's independent registered public accounting firm, Ernst & Young LLP, have audited the Company's financial statements for the fiscal year ended December 31, 2006. Ernst & Young, LLP is expected to have a representative present at the annual meeting who will have the opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions.

The Audit Committee has formally engaged Ernst & Young, LLP to audit the Company’s financial statements for the fiscal year ending December 31, 2007.

AUDIT AND RELATED FEES

Audit Fees. The aggregate fees billed by the Company’s principal accountants for the audit of the Company’s annual financial statement and review of financial statements included in the Company’s Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $111,334 for the year ended December 31, 2006 and $94,400 for the year ended December 31, 2005. The aggregate fees billed for audit of internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002 totaled $130,280 for the year ended December 31, 2006 and $273,861 for the year ended December 31, 2005.

Audit Related Fees. The aggregate fees billed for assurance and related services by the Company’s principal accountant that are reasonably related to the performance of the audit or review of the Company’s financial statements not included under “Audit Fees” above were $0 for the year ended December 31, 2006 and $0 for the year ended December 31, 2005.

Tax Fees. The aggregate fees billed for professional services rendered by the Company’s principal accountant for the compilation, tax advice and tax planning were $16,050 for the year ended December 31, 2006 and $17,950 for the year ended December 31, 2005. For 2006 and 2005, these services consisted of the preparation of the Company’s federal corporate tax return.

All Other Fees. There were no other fees billed by the Company’s principal accountants for the years ended December 31, 2006 and 2005.

Audit Committee Pre-Approval Policies and Procedures

As required by the Audit Committee Charter, as revised on April 9, 2004, all services proposed to be provided by outside independent auditors must be approved in advance by the Audit Committee.

There were no non-audit services performed by the independent registered public accounting firm in 2006 and 2005.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors, and stockholders holding more than 10% of the class of stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during 2006 all reports as required under Section 16(a) filing requirements were filed as required except as noted below.

On March 13, 2006, Bob Farahi filed a Form 4 disclosing the repurchase of call-options on February 22, 2006, to cancel a position he obtained by writing identical call-options on January 30, 2006. Bob Farahi has voluntarily disgorged any profits resulting from the cancellation of his short derivative position.

A Form 4 related to stock options granted to John Farahi on October 21, 2006 was inadvertently filed late on February 14, 2007.

CODE OF ETHICS

The Company adopted a Business Ethics Policy and Code of Conduct, a copy of which may be reviewed on the Company’s website, www.monarchcasino.com.

VOTING PROCEDURES

A majority of a quorum of stockholders present in person or represented by proxy voting "FOR" the election of the nominees to the Board is sufficient to approve the election of the nominees to the Board. A quorum of stockholders exists when a majority of the stock issued and outstanding and entitled to vote at a meeting is present, in person, or represented by proxy, at the meeting. Abstentions are effectively treated as votes "AGAINST" a matter presented. Neither the Company's Articles of Incorporation, Bylaws, or Nevada corporate statutes address the treatment and effect of abstentions and broker non-votes.

The Company will appoint three inspectors of election to determine: the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of a proxy; receive votes, ballots, or consents; hear and determine all challenges and questions in any way arising in connection with the right to vote; count and tabulate all votes or consents; determine when the polls shall close; determine the results; and do any other acts which may be proper to conduct the election or vote with fairness to all stockholders.

2008 ANNUAL MEETING OF STOCKHOLDERS

The next annual meeting of stockholders is expected to be held on or about May 22, 2008. Stockholders desiring to present proper proposals at that meeting and to have their proposals included in the Company's proxy statement and form of proxy for that meeting must meet the eligibility and other criteria under Rule 14a-8 of the Securities Exchange Act of 1934 and must submit the proposal to the Company. Such proposal must be received no later than December 26, 2007. Unless a stockholder proposal for the Company's 2008 Annual Meeting of Stockholders is submitted to the Company prior to March 5, 2008, management may use its discretionary voting authority to vote management proxies on the stockholder proposal without any discussion of the matter in the proxy statement.

OTHER BUSINESS

The Board does not know of any other business which will be presented for action by the stockholders at this annual meeting. However, if any business other than that set forth in the Notice of Annual Meeting of Stockholders should be presented at the annual meeting, the proxy committee named in the enclosed proxy intends to take such action as will be in harmony with the policies of the Board and will use their discretion and vote all proxies in accordance with their judgment.

The Company's 2006 Annual Report to Stockholders, including financial statements for the year ended December 31, 2006, accompanies these proxy materials, which are being mailed on or about April 25, 2007, to all stockholders of record of the Company as of April 5, 2007.

By order of the Board of Directors,

BOB FARAHI
Secretary

OUR ANNUAL REPORT ON SEC FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, FOR THE 12 MONTHS ENDED DECEMBER 31, 2006, WILL BE FURNISHED WITHOUT CHARGE TO ANY BENEFICIAL OWNER OF SECURITIES ENTITLED TO VOTE AT THIS ANNUAL MEETING. TO OBTAIN A COPY OF THE FORM 10-K, WRITTEN REQUEST MUST BE MADE TO MONARCH CASINO & RESORT, INC. AND THE REQUESTING PERSON MUST REPRESENT IN WRITING THAT SUCH PERSON WAS A BENEFICIAL OWNER OF
OUR SECURITIES AS OF APRIL 5, 2007.

REQUESTS SHOULD BE ADDRESSED TO:

Monarch Casino & Resort, Inc.
Attention: Bob Farahi, Secretary
3800 South Virginia Street
Reno, Nevada 89502

APPENDIX A

Amended and Restated
MONARCH CASINO & RESORT, INC.
1993 EMPLOYEE STOCK OPTION PLAN
First amended by the Board of Directors May 14, 1997

1. Purpose.

The 1993 Employee stock Option Plan (the "Plan") is intended to promote the interests of the Company by providing long-term incentives and rewards to its employees in order to: improve individual employee performance; assist the Company in attracting, retaining and motivating employees with experience and ability; and associate the interests of the Company's employees with those of its shareholders.

2. Definitions.

For all purposes of this Plan, the following terms shall have the following meanings:

(a) "Committee" means the Compensation Committee of the Board of Directors ("Board") of the Company as appointed from time to time by the Board, consisting of not less than two members of the Board who are not eligible to participate in the Plan and who have not, within one year prior to their appointment to the Committee, participated in the Plan.

(b) "Common Stock" means Monarch Casino & Resort, Inc.'s, $.O1 par value, common stock.

(c) "Company" means Monarch Casino & Resort, Inc. and its subsidiaries.

(d) "Fair Market Value" means an amount equal to the last reported sale price of the Common Stock on the NASDAQ National Market System, or such other stock exchange on which the Common Stock may be listed from time to time, on that day (or, if no sale of Common Stock is recorded on such day, then on the next preceding day on which there was such a sale).

(e) "Option" or "Non-qualified Stock Option" means a stock option not qualified under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

(f) "Option Exercise Price" means the price at which a share of Common Stock covered by an Option granted hereunder may be purchased.

(g) "Optionee" or "Participant" means an eligible employee of the Company who has received an Option granted under the Plan.

3. Administration.

The Plan shall be administered by the Committee, which shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan as the Committee deems necessary or advisable. The Committee's powers include, but are not limited to (subject to the specific limitations described herein), authority to determine the employees to be granted options under the Plan, to determine the size and applicable terms and conditions of grants to be made to such employees, and to authorize grants to eligible employees.

The Committee's interpretations of the Plan, the actions taken by the Committee thereunder and determinations made by the Committee in connection with any matter arising under or with respect to the Plan or any Option granted hereunder, shall be final, binding and conclusive on all interested parties, including the Company, its shareholders and all former, present and future employees of the Company. The Committee may as to all questions of accounting rely conclusively upon any determination made by the independent public accountants of the Company.
4. Stock Subject to the Plan.

The stock which is subject to Options granted pursuant to the Plan shall be shares of Common Stock. The aggregate number of shares of Common Stock available for grant under the Plan is 100,000, subject to adjustment pursuant to Section 12. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or shares now or hereafter held in the treasury of the Company. If an Option expires, is surrendered or canceled, or is otherwise terminated prior to its exercise, the shares of Common Stock covered by such an Option immediately prior to such expiration, surrender, cancellation or other termination shall continue to be available for grant under the Plan.

5. Granting of Options.

The date of grant of Options to Participants under the Plan will be the date on which the Options are awarded by the Committee. The grant of any Option to any Participant shall neither entitle nor disqualify such Participant from participating in any subsequent grant of Options.

6. Terms and Conditions of Options.

Options shall be designated and constitute Non-qualified Stock Options and shall be evidenced by written instruments approved by the Committee. Such instruments shall conform to the following terms and conditions:

6.1. Option Price.

The Option price per share for each Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant.

6.2. Exercise and Conditions of Options.

(a) Exercisability.

Unless the Committee specifies otherwise, and except as otherwise provided in this Plan, each Option shall expire on the tenth anniversary of the date of its grant and shall be exercisable according to a vesting schedule to be determined by the Committee. However, the Committee may include in any option instrument, initially or by amendment at any time, a provision making any installment or installments exercisable at such earlier date, if the Committee deems such provision to be in the interests of the Corporation or necessary to realize the reasonable expectation of the Optionee. After becoming exercisable, each Option shall remain exercisable until it expires or terminates.

(b) Method of Exercise.

Optionees may exercise Options by giving written notice to the secretary of the Company or his designee stating the number of shares of Common Stock with respect to which the Options are being exercised and tendering payment therefor. At the time that an Option granted under the Plan, or any part thereof, is exercised, payment for the Common Stock issuable thereupon shall be made in full in cash, money order or certified check or, if the Committee in its discretion agrees to accept, in shares of Common Stock of the Company (the number of such shares paid for each share subject to the Option, or part thereof, being exercised shall be determined by dividing the Option price by the Fair Market Value per share of the Common Stock on the date of exercise). The Committee in its discretion may provide for exercise of Options pursuant to Federal Reserve Board Regulation T and permit the payment of any withholding taxes incurred by an Optionee pursuant to such exercise to be paid with shares purchased thereunder. In addition, in order to enable the Company to meet any applicable foreign, federal (including FICA) state and local withholding tax requirements, an Optionee shall also be required to pay the amount of tax to be withheld at the time of exercise. No share of Common Stock will be delivered to any Optionee until all such amounts have been paid. As soon as reasonably possible following such exercise, a certificate representing shares of Common Stock purchased, registered in the name of the Optionee, or that Optionees agent, shall be delivered to the Optionee or that Optionee's agent.

(c) Conditions.

Options shall be subject to such terms and conditions, shall be exercisable at such time or times, and shall be evidenced by such instrument between the Optionee and the Company, as the Committee shall determine.

6.3. Termination of Options.

In the event the employment of an Optionee terminates, for whatever reason, prior to the date upon which Options become exercisable, then such Options shall terminate and lapse on the date upon which the employment of such Optionee terminates.

If the employment of an Optionee terminates for a reason other than for cause, or by reason of retirement (as defined and determined under any of the Company's pension plans), disability (as defined and determined by the Committee) or death, then all Options granted to the Optionee and exercisable on the date of such termination shall expire on the earlier of the tenth anniversary of the date of grant or the first anniversary of the day of such Optionee's termination of employment due to such reasons; provided, however, such Options, to the extent unexercised, expire on the date that such Optionee (i) uses for profit or discloses to unauthorized persons, confidential information or trade secrets of the Company, or (ii) breaches any contract with or violates any fiduciary obligation to the Company, or (iii) engages in unlawful trading in the Company's securities or the securities of another Company based on information gained as a result of that Optionee's employment with the Company, or (iv) violates (as determined by the Committee) any covenant not to compete in effect between the Company and the Optionee.

In the event that an Optionee is or has been terminated for cause, such cause including, but not limited to, (i) use for profit or disclosure to unauthorized persons of confidential information or trade secrets of the Company, or (ii) breach of any contract with or violation of any fiduciary obligation to the Company, or (iii) unlawful trading in the Company's securities or the securities of another Company based on information gained as a result of that Optionee's employment with the Company, or (iv) violation (as determined by the Committee) of any covenant not to compete in effect between the Company and the Optionee, then that Optionee shall forfeit all rights to any unexercised Options granted under the Plan and all of that Optionee's outstanding Options shall automatically terminate and lapse, unless the Committee shall determine otherwise.

6.4. Assignability.

No Option shall be assignable or transferable by the Optionee except by will or by the laws of descent and distribution and during the lifetime of the Optionee the Option shall be exercisable only by such Optionee. No Option shall be otherwise transferred, assigned, pledged or hypothecated for any purpose whatsoever, nor shall any Option be subject in whole or in part, to execution, attachment or similar process. Any attempted assignment, transfer, pledge or hypothecation or other disposition of the Option, other than in accordance with terms set forth herein, shall be null and void, and of no effect.

7. Eligibility.

Only the following employees shall be eligible to participate in the Plan: (a) Full-time, salaried or hourly, union-represented or unrepresented employees regularly scheduled for and working at least thirty (30) hours per week; (b) part-time, salaried or hourly, union-represented or unrepresented employees regularly scheduled for and working less than thirty (30) hours per week and at least two (2) weeks per month; and (c) all those employees of the Company as shall be determined from time to time by the Committee; provided, however, that no person then eligible to be granted an option under the Company's 1993 Executive Long Term Incentive Plan, 1993 Directors' Stock Option Plan or any other Company sponsored stock option plan may be granted an Option hereunder.

Inclusion of union-represented employees in this Plan is subject to discussions with their respective collective bargaining representatives.

8. Term/Amendment.

This Plan shall expire on June 13, 2003 (except as to Options outstanding on that date). The Committee may from time to time alter, amend or suspend the Plan or any Option granted hereunder or may at any time terminate the Plan, except that the provisions of Section 7 may not be modified to increase eligibility to include directors and/or executive officers, who are otherwise eligible to participate in the Company's 1993 Executive Long-Term Incentive Plan and 1993 Directors' Stock Option Plan without the approval of the holders of a majority of the outstanding Common Stock. No action taken by the Committee under this Section, either with or without the approval of the stockholders of the Company, may materially and adversely affect any outstanding Option without the consent of the holder thereof.

9. Registration, Listing and Qualification of Shares.

Each Option shall be subject to the requirement that if at any time the Committee shall determine that the registration, listing or qualification of the shares covered thereby upon any securities exchange or under any foreign, federal, state or local law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with, the granting of such Option or the purchase of shares thereunder, no such Option may be exercised unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any person exercising an Option shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements.

10. Dissolution, Merger and Consolidation.

Upon the dissolution or liquidation of the Company, or upon a merger or consolidation of the Company in which the Company is not the surviving corporation, each Option granted hereunder shall expire as of the effective date of such transaction; provided, however, that the Committee shall give at least 30 days' prior written notice to all Optionees of such event during which time such Optionees shall have a right to exercise wholly or partially unexercised Options (without regard to installment exercise limitations, if any) and, subject to prior expiration pursuant to Section 6.3, each Option shall be exercisable after receipt of such written notice and prior to the effective date of such transaction.

11. Effective Date and Conditions Subsequent to Effective Date.
The Plan shall become effective on the date of adoption of the Plan by the Company's Board of Directors. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled, and in such event, each Option granted hereunder shall, notwithstanding any of the provisions of the Plan, be null and void and of no effect.

No grant or award shall be made under the Plan after June 13, 2003; provided, however, that the Plan and all Options granted under the Plan prior to such date shall remain in effect, and subject to adjustment and amendment as herein provided, until they have been exercised or terminated in accordance with the terms of the respective grants or awards and the related instruments.

12. Capital Adjustments.

In the event of any change in the outstanding shares of Common Stock by reason of any stock split, stock dividend, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change, such equitable adjustments may be made in the Plan and the Options granted hereunder as the Committee determines are necessary or appropriate, including, if necessary, an adjustment in the number of shares and Option Exercise Prices per share applicable to Options then outstanding and in the number of shares which are reserved for issuance under the Plan. Any such adjustment shall be conclusive and binding for all purposes of the Plan.

13. Approvals.

The issuance of shares pursuant to this Plan is expressly conditioned upon obtaining all necessary approvals from the Nevada Gaming Commission.

14. No Right to Options or Employment.

No employee or other person shall have any claim or right to be granted an Option under the Plan. Having received an Option under the Plan shall not give an employee any right to receive any other grant under the Plan. An Optionee shall have no rights to or interest in any Option except as set forth herein. Neither the action of the Company in establishing the Plan nor any action taken hereunder, nor any provision of the Plan itself shall be construed to limit in any way the right of the Company to terminate an Optionee's employment at any time; nor shall it be evidence of any agreement or understanding, expressed or implied, that the Company will employ an employee in any particular position nor ensure participation in any future compensation or stock program.

15.	Rights as Shareholder.

An Optionee under the Plan shall have no rights as a holder of Common Stock with respect to Options granted hereunder, unless and until certificates for shares of Common Stock are issued to such Optionee.

16. Other Actions.

This Plan shall not restrict the authority of the Committee or the Company for proper corporate purposes, to grant or assume stock options, other than under the Plan, to or with respect to any employee or other person.

17. Costs and Expenses.

Except with respect to withholding taxes and expenses of brokerage fees, commissions and expenses incurred by an Optionee pursuant to exercise of an Option, the costs and expenses of administering the Plan shall be borne by the Company and shall not be charged to any Option nor to any Optionee.

18. Plan Not a Trust.

Nothing contained in the Plan and no action taken pursuant to the Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and any Participant, the executor, administrator or other personal representative, or designated beneficiary of such Participant, or any other persons. Any reserves that may be established by the Company in connection with the Plan shall continue to be part of the general funds of the Company and no individual or entity other than the Company shall have any interest in such funds until paid to a Participant. If and to the extent that any Participant or such Participant's executor, administrator or other personal representative, as the case may be, acquires a right to receive any payment from the Company pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

19. Leaves of Absence and Disability.

The Committee shall have full power and authority to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by or disability of any Optionee. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan, and (ii) the impact, if any, of any such leave of absence on awards under the Plan theretofore made to any Optionee who takes such leave of absence.

20. Notices.

Every direction, revocation or notice authorized or required by the Plan shall be deemed delivered to the Company (1) on the date it is personally delivered to the Secretary of the Company at its principal executive offices or (2) five business days after it is sent by registered or certified mail, postage prepaid, addressed to the Secretary at such offices, and shall be deemed delivered to an Optionee (1) on the date it is personally delivered to him or her or (2) five business days after it is sent by registered or certified mall, postage prepaid, addressed to him or her at the last address shown for him or her on the records of the Company.

Each Participant shall be responsible for furnishing the Committee with the current and proper address for the mailing of notices, delivery of instruments and Common Stock pursuant to the Plan. If any item mailed to such address is returned as undeliverable to the addressee, mailing will be suspended until the Participant furnishes the proper address. This provision shall not be construed as requiring the mailing of any notice or notification if such notice is not required under the terms of the Plan or any applicable law.

21. Separability of Provisions.

If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

22. Payments to Minors, Etc.

Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipting therefor shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Company and other parties with respect thereto.

23. Headings and Captions.

The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

24. Governing Law.

This Plan shall be construed and enforced according to the laws of the State of Nevada to the extent not preempted by federal law, which shall otherwise control.

SECOND AMENDMENT TO
MONARCH CASINO & RESORT, INC.
1993 EMPLOYEE STOCK OPTION PLAN

The 1993 Employee Stock Option Plan (as first amended May 14, 1997) shall be amended as follows:

1. The second sentence of Paragraph 4, Stock Subject to the Plan, is amended to reflect that "[t]he aggregate number of shares of Common Stock available for grant under the Plan is 300,000, subject to adjustment pursuant to Section 12."

2. The first sentence of Paragraph 8, Term/Amendment, is amended to reflect that "[t]his Plan shall expire on June 13, 2013 (except as to Options outstanding on that date)."

3. The first sentence of the second paragraph of Paragraph 11, Effective Date and Conditions Subsequent to Effective Date, is amended to reflect that "[n]o grant or award shall be made under the Plan after June 13, 2013; provided, however, that the Plan, and all Options granted under the Plan prior to such date shall remain in effect, and subject to adjustment and amendment as herein provided, until they have been exercised or terminated in accordance with the terms of the respective grants or awards and the related instruments."

Unless specifically addressed above, the Plan shall otherwise remain unchanged. This Second Amendment shall be effective as of the date that it is approved and ratified by the Company's stockholders.

THIRD AMENDMENT TO
MONARCH CASINO & RESORT, INC.
1993 EMPLOYEE STOCK OPTION PLAN

This third amendment ("Third Amendment") to the 1993 Employee Stock Option Plan (the "Plan") of Monarch Casino & Resort Inc., a Nevada corporation (the "Company"), was adopted by the board of directors of the Company on March 31, 2005, and was approved by the Company's stockholders at the Company's annual meeting on May 26, 2005.

AMENDMENTS

Authorized Shares. The total number of shares of the Company's common stock that may be granted as stock options pursuant to the Plan shall be increased from 300,000 shares to 1,000,000 shares through a restatement of Paragraph 4 of the Plan to reflect the following:

4. Stock Subject to the Plan.

The stock which is subject to Options granted pursuant to the Plan shall be shares of Common Stock. The aggregate number of shares of Common Stock available for grant under the Plan is 1,000,000, subject to adjustment pursuant to Section 12. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or shares now or hereafter held in the treasury of the Company. If an Option expires, is surrendered or canceled, or is otherwise terminated prior to its exercise, the shares of Common Stock covered by such an Option immediately prior to such expiration, surrender, cancellation or other termination shall continue to be available for grant under the Plan.

CONFLICT BETWEEN THE THIRD AMENDMENT AND THE PLAN

If there is a conflict between any of the provisions of this Third Amendment and any of the provisions of the Plan, the provisions of this Third Amendment shall control.

NO OTHER AMENDMENTS OR CHANGES

Except as expressly amended or modified by this Third Amendment, all of the terms and conditions of the Plan shall remain unchanged and in full force and effect.

GOVERNING LAW

This Third Amendment shall be governed by and construed in accordance with Nevada law.

FOURTH AMENDMENT TO
MONARCH CASINO & RESORT, INC.
1993 EMPLOYEE STOCK OPTION PLAN

This fourth amendment ("Fourth Amendment") to the 1993 Employee Stock Option Plan (the "Plan") of Monarch Casino & Resort Inc., a Nevada corporation (the "Company"), was adopted by the board of directors of the Company on March 20, 2007.

AMENDMENTS

The following paragraph 7 shall be added to the Plan :

7. Change of Control

Notwithstanding the provisions of Section 6, in the event of a change of control, all vesting on all unexercised stock options will accelerate to the change of control date. For purposes of this Plan, a “Change of Control” of the Corporation shall be deemed to have occurred at such time as (a) any “person” (as the term is used in Section 13 (d) and 14 (d) of the Securities Exchange Act of 1934 (“Exchange Act”)) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25 0% or more of the combined voting power of the Corporation’s outstanding securities ordinarily having the right to vote at the election of directors; or (b) individuals who constitute the Board of Directors on the date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by at least a majority of the directors comprising the Incumbent Board, or whose nomination for election was approved by a majority of the Board of Directors of the Corporation serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as he or she were a member of the Incumbent Board; or (c) merger, consolidation or sale of all or substantially all the assets of the Corporation occurs, unless such merger or consolidation shall have been affirmatively recommended to the Corporation’s stockholders by a majority of the Incumbent Board; or (d) a proxy statement soliciting proxies from stockholders of the Corporation by someone other than the current management of the Corporation seeking stockholder approval of a plan or reorganization, merger or consolidation of the Corporation with one or more corporations as a result of which the outstanding shares of the Corporation’s securities are actually exchanged for or converted into cash or property or securities not issued by the Corporation unless the reorganization, merger or consolidation shall have been affirmatively recommended to the Corporation’s stockholders by a majority of the Incumbent Board.

The existing paragraphs 7 through 24 of the Plan shall be renumbered and identified as paragraphs 8 through 25, respectively.

CONFLICT BETWEEN THE FOURTH AMENDMENT AND THE PLAN

If there is a conflict between any of the provisions of this Fourth Amendment and any of the provisions of the Plan, the provisions of this Fourth Amendment shall control.

NO OTHER AMENDMENTS OR CHANGES

Except as expressly amended or modified by this Fourth Amendment, all of the terms and conditions of the Plan shall remain unchanged and in full force and effect.

GOVERNING LAW

This Fourth Amendment shall be governed by and construed in accordance with Nevada law.

APPENDIX B

Amended and Restated
MONARCH CASINO & RESORT, INC.
1993 EXECUTIVE LONG TERM INCENTIVE PLAN
First amended by the Board of Directors May 14, 1997

1. Purpose

The 1993 Executive Long Term Incentive Plan (the "Plan") is intended to promote the interest of Monarch Casino & Resort, Inc. and its subsidiaries (collectively the "Corporation") by offering those executive officers and key employees of the Corporation who are primarily responsible for the management, growth and success of the business of the Corporation the opportunity to participate in a long-term incentive plan designed to reward them for their services and to encourage them to continue in the employ of the Corporation.

2. Definitions

For all purposes of this Plan, the following terms shall have the following meanings:

"Common Stock" means Monarch Casino & Resort common stock, $.01 par value.

"ISO" means incentive stock options qualified under Section 422A of the Internal Revenue Code of 1954, as amended.

"Monarch" means Monarch Casino & Resort, Inc.

"Non-qualified Options" means stock options not qualified under Section 422A of the Internal Revenue Code of 1986, as amended.

"Restricted Shares" means shares of Common Stock which have not been registered under federal securities law.

"Subsidiary" means any company of which Monarch Casino & Resort, Inc. owns, directly or indirectly, the majority of the combined voting power of all classes of stock.

3. Administration

The Plan shall be administered by a Committee (the "Committee") of not less than two directors of Monarch selected by, and serving at the pleasure of, Monarch's Board of Directors ("Monarch Board"). Except for Directors who are ineligible to participate under this Plan, directors who are also employees of Monarch or any Subsidiary, or who have been such employees within one year, may not serve on the Committee.

Initially, the Subsidiary will recommend to the Committee persons to whom awards may be granted. The Committee then shall have the authority, subject to the terms of the Plan, to determine, based upon recommendations from the Subsidiaries, the persons to whom awards shall be granted ("Participants"), the number of shares covered by each award, the time or times at which awards shall be granted, the timing of when awards shall vest, and the terms and provisions of the instruments by which awards shall be evidenced; and to interpret the Plan and make all determinations necessary or advisable for its administration. The Committee shall notify the Monarch Board of all decisions concerning awards granted to Participants under the Plan, the interpretation thereof, and determinations concerning its administration.

4. Eligibility

Awards shall be granted only to employees who (a) serve as executives or other key employees of the Corporation and (b) do not, at the time of grant, own (within the meaning of Section 425(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of Monarch or of any Subsidiary.

5. Stock Subject to the Plan

The stock from which awards may be granted shall be shares of Common Stock. When Restricted Shares are vested or when options are exercised, Monarch may either issue authorized but unissued Common Stock or Monarch, or the Subsidiary which employs the Participant, may transfer issued Common Stock held in its treasury. Each of the respective Boards of the Corporation will fund the Plan to the extent so required to provide Common Stock for the benefit of Participants employed by Monarch or the Subsidiary, respectively. The total number of shares of Common Stock which may be granted as Restricted Shares or stock options shall not exceed, in the aggregate, 250,000 shares in total. Any Restricted Shares awarded and later forfeited are again subject to award under the Plan. If an option expires, or is otherwise terminated prior to its exercise, the shares of Common Stock covered by such an option immediately prior to such expiration or other termination shall continue to be available for grant under the Plan.

6. Granting of Options

The date of grant of options to Participants under the Plan will be the date on which the options are awarded by the Committee. The grant of any option to any Participant shall neither entitle nor disqualify such Participant from participating in any subsequent grant of options.

7. Terms and Conditions of Options

Options shall be designated Non-qualified Options or Incentive Stock Options qualified under Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), and shall be evidenced by written instruments approved by the Committee. Such instruments shall conform to the following terms and conditions:

7.1 Option price

The option price per share for Incentive Stock Options shall be the fair market value of the Common Stock under option on the day the option is granted, which shall be an amount equal to the last reported sale price of the Common Stock on such date on the NASDAQ National Market System, or such other stock exchange on which the Common Stock may be listed from time to time. The price for Non-qualified Options shall be an amount equal to the price of the Common Stock under option as determined above. The option price shall be paid (i) in cash or (ii) in Common Stock having a fair market value equal to such option price or (iii) in a combination of cash and Common Stock. The fair market value of Common Stock delivered to the Corporation pursuant to the immediately preceding sentence shall be determined on the basis of the last reported sale price of the Common Stock on the NASDAQ National Market System on the day of exercise or, if there was no such sale price on the day of exercise, on the day next preceding the day of exercise on which there was such a sale.

7.2 Term and exercise of options

Unless the Committee specifies otherwise, and except as otherwise provided in this Plan, each option shall expire on the tenth anniversary of the date of its grant and shall be exercisable according to a vesting schedule to be determined by the Committee. However the Committee may include in any option instrument, initially or by amendment at any time, a provision making any installment or installments exercisable at such earlier date, if the Committee deems such provision to be in the interests of the Corporation or necessary to realize the reasonable expectation of the optionee.

After becoming exercisable, each installment shall remain exercisable until expiration or termination of the option. After becoming exercisable an option may be exercised by the optionee from time to time, in whole or part, up to the total number of shares with respect to which it is then exercisable. The Committee may provide that payment of the option exercise price may be made following delivery of the certificate for the exercised shares.

Upon the exercise of a stock option, the purchase price will be payable in full in cash or its equivalent in property acceptable to Monarch or the Subsidiary which employs the Participant. In the discretion of the Subsidiary which employs the Participant grantee, the purchase price may be paid by the assignment and delivery to Monarch or Subsidiary who employs the Participant of shares of Common Stock or a combination of cash and such shares equal in value to the purchase price. Any shares of Common Stock so assigned and delivered to Monarch or the Subsidiary, as applicable, in payment or partial payment of the purchase price will be valued at Fair Market Value on the exercise date. Upon the exercise of a Non-qualified Option, Monarch or the employing Subsidiary shall withhold from the shares of Common Stock to be issued to the Participant the number of shares necessary to satisfy Monarch's or the Subsidiary's, as applicable, obligation to withhold Federal taxes, such determination to be based on the shares Fair Market Value on the date of exercise.

7.3 Termination of employment

In the event the employment of an optionee terminates, for whatever reason, prior to the date upon which options become exercisable, then such options shall terminate and lapse on the date upon which the employment of such optionee terminates.

If the employment of an optionee terminates for a reason other than for cause, retirement (as defined and determined under any of the Company's pension plans), disability (as defined and determined by the Committee) or death, then all options granted to the optionee and exercisable on the date of such termination shall expire on the earlier of the tenth anniversary of the date of grant or the first anniversary of the day of such optionee's termination of employment due to such reasons; provided, however, such options, to the extent unexercised, expire on the date that such optionee (i) uses for profit or discloses to unauthorized persons, confidential information or trade secrets of the Company, or (ii) breaches any contract with or violates any fiduciary obligation to the Company, or (iii) engages in unlawful trading in the Company's securities or the securities of another Company based on information gained as a result of that optionee's employment with the Company, or (iv) violates (as determined by the Committee) any covenant not to compete in effect between the Company and the optionee.

In the event that an optionee is or has been terminated for cause, such cause including, but not limited to, (i) use for profit or disclosure to unauthorized persons of confidential information or trade secrets of the Company, or (ii) breach of any contract with or violation of any fiduciary obligation to the Company, or (iii) unlawful trading in the Company's securities or the securities of another Company based on information gained as a result of that optionee's employment with the Company, or (iv) violation (as determined by the Committee) of any covenant not to compete in effect between the Company and the optionee, then that optionee shall forfeit all rights to any unexercised options granted under the Plan and all of that optionee's outstanding options shall automatically terminate and lapse, unless the Committee shall determine otherwise.

If an optionee retires, all options granted to such optionee, and exercisable on the date of such optionee's retirement shall expire on theearlier of (i) the tenth anniversary after the date of grant or (ii) the second anniversary of the day of such optionee's retirement. Any installment not exercisable on the date of such termination or retirement shall expire and be thenceforth unexercisable. Whether authorized leave of absence or absence in military or governmental service may constitute employment for the purposes of the Plan shall be conclusively determined by the Committee. The Committee can increase or reduce the amount of options that are exercisable up to but not exceeding the tenth anniversary of the date of grant, in the event of optionee termination for other than death or retirement.

7.4 Exercise upon death of optionee

If an optionee dies, the option may be exercised, to the extent of the number of shares that the optionee could have exercised on the date of such death, by the optionee's estate, personal representative or beneficiary who acquires the option by will or by the laws of descent and distribution. Such exercise may be made at any time prior to the earlier of (i) the tenth anniversary after the date of grant or (ii) the second anniversary of such optionee's death. On the earlier of such dates, the option shall terminate. The Committee may approve all cash payments to the estate of an optionee if circumstances warrant such a decision.

7.5 Assignability

No option shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution and during the lifetime of the optionee the option shall be exercisable only by such optionee.

7.6 Limitation on Incentive Stock Options

During a calendar year, the aggregate fair market value of the option stock (determined at the time of the ISO grant) for which ISOs are exercisable for the first time under the Plan, cannot exceed $100,000.

8. Restricted Share Awards

8.1 Grant of Restricted Share Awards

The Committee will determine for each Participant the time or times when Restricted Shares shall be awarded and the number of shares of Common Stock to be covered by each Restricted Share Award.

8.2 Restrictions

Shares of Common Stock issued to a Participant as a Restricted Share Award will be subject to the following restrictions ("Share Restrictions"):

(a) Except as set forth in Sections 8.4 and 8.5, all of the Restricted Shares subject to a Restricted Award will be forfeited and returned to Monarch or, in the event such Restricted Shares were provided to the Participant from shares of Common Stock purchased by the Subsidiary, then the Restricted Shares will be returned to the Subsidiary. In either case, all rights of the Participant to such Restricted Shares will terminate without any payment of consideration by Monarch or the employing Subsidiary unless the Participant remains in the continuous employment (employment may include consulting agreements) of Monarch or a Subsidiary for a period of time determined by the Committee.

(b) During the Restriction Period relating to a Restricted Share Award, none of the Restricted Shares subject to such award may be sold, assigned, bequeathed, transferred, pledged, hypothecated or otherwise disposed of in any way by the Participant.

(c) The Committee may require the Participant to enter into an escrow agreement providing that the certificates representing Restricted Shares sold or granted pursuant to the Plan will remain in the physical custody of Monarch or the employing Subsidiary or an escrow holder during the Restriction Period.

(d) Each certificate representing a Restricted Share sold or granted pursuant to the Plan will bear a legend making appropriate reference to the restrictions imposed on the Restricted Share.

(e) The Committee may impose other restrictions on any Restricted Shares sold pursuant to the Plan as it may deem advisable, including without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any stock exchange upon which such share or shares of the same class are then listed and under any state securities laws or other securities laws applicable to such shares.

8.3 Rights as a Stockholder

Except as set forth in Section 8.2(b), the recipient of a Restricted Share Award will have all of the rights of a stockholder of Monarch with respect to the Restricted Shares, including the right to vote the Restricted Shares and to receive all dividends or other distributions made with respect to the Restricted Shares.

8.4 Lapse of Restrictions at Termination of Employment

In the event of the termination of employment of a Participant during the Restriction Period by reason of death, total and permanent disability, retirement as determined under any of the Corporation's pension plans, or discharge from employment other than a discharge for cause, the
Committee may, at its discretion, remove Share Restrictions on Restricted Shares subject to a Restricted Share Award.

Restricted Shares to which the Share Restrictions have not so lapsed will be forfeited and returned to the Corporation as provided in Section 8.2(a).

8.5 Lapse of Restrictions at Discretion of the Committee

The Committee may shorten the Restriction Period or remove any or all Share Restrictions if, in the exercise of its absolute discretion, it determines that such action is in the best interests of the Corporation and equitable to the Participant.

8.6 Listing and Registration of Shares

Monarch may, in its discretion, postpone the issuance and/or delivery of Restricted Shares until completion of stock exchange listing, or registration, or other qualification of such Restricted Shares under any law, rule or regulation.

8.7 Designation of Beneficiary

A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Restricted Shares to which such Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Committee and may be revoked in writing by the Participant. If a Participant fails effectively to designate a beneficiary, then such Participant's estate will deemed to be the beneficiary.

8.8 Withholding of Taxes for Restricted Shares

When the Participant, as holder of the Restricted Shares, recognizes income, either on the Date of Grant or the date the restrictions lapse, Monarch or the Subsidiary, as applicable, shall withhold from the shares of Common Stock, the number of shares necessary to satisfy Monarch's or the Subsidiary's, as applicable, obligation to withhold Federal taxes, such determination to be based on the shares' Fair Market Value as of the date income is recognized.

9. Capital Adjustments

The number and price of Common Stock covered by each award of options and/or Restricted Shares and the total number of shares that may be granted or sold under the Plan shall be proportionally adjusted to reflect, as deemed equitable and appropriate by the Committee and subject to any required action by stockholders, any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares or other similar corporate change.

10. Change of Control

Notwithstanding the provisions of Section 9, in the event of a change of control, all share restrictions on all Restricted Shares will lapse and vesting on all unexercised stock options will accelerate to the change of control date. For purposes of this plan, a "Change of Control" of Monarch shall be deemed to have occurred at such time as (a) any "person" (as that term is used in Section 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Monarch representing 25.0% or more of the combined voting power of Monarch's outstanding securities ordinarily having the right to vote at the election of directors; or (b) individuals who constitute the Board of Directors of Monarch on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by at least a majority of the directors comprising the Incumbent Board, or whose nomination or election was approved by a majority of the Board of Directors of Monarch serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as if he or she were a member of the Incumbent Board; or (c) merger, consolidation or sale of all or substantially all the assets of Monarch occurs, unless such merger or consolidation shall have been affirmatively recommended to Monarch's stockholders by a majority of the Incumbent Board; or (d) a proxy statement soliciting proxies from stockholders of Monarch, by someone other than the current management of Monarch seeking stockholder approval of a plan or reorganization, merger or consolidation of Monarch with one or more corporations as a result of which the outstanding shares of Monarch's securities are actually exchanged for or converted into cash or property or securities not issued by Monarch unless the reorganization, merger or consolidation shall have been affirmatively recommended to Monarch's stockholders by a majority of the Incumbent Board.

11. Approvals

The issuance of shares pursuant to this Plan is expressly conditioned upon obtaining all necessary approvals from the Nevada Gaming Commission and upon obtaining stockholder approval of the Plan.

12. Effective Date of Plan

The effective date of the Plan is June 14, 1993.

13. Term: Amendment of Plan

This Plan shall expire on June 13, 2003 (except to options outstanding on that date). Monarch's Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the holders of a majority of the outstanding Common Stock: the total number of shares that may be sold, issued or transferred under the Plan may not be increased (except by adjustment pursuant to Section 9); the provisions of Section 4 regarding eligibility may not be modified; the purchase price at which shares may be offered pursuant to options may not be reduced (except by adjustment pursuant to Section 9); and the expiration date of the Plan may not be extended and no change may be made which would cause the Plan not to comply with Rule 16(b)3 of the Securities Exchange Act of 1934, as amended from time to time. No action of the Monarch Board or Monarch's stockholders, however, may, without the consent of an optionee, alter or impair such optionee's rights under any option previously granted.

14. No Right of Employment

Neither the action of the Corporation in establishing this Plan, nor any action taken by any Board of Monarch or any Subsidiary or the Committee under the Plan, nor any provision of the Plan itself, shall be construed to limit in any way the right of the Corporation to terminate a Participant's employment at any time; nor shall it be evidence of any agreement or understanding, expressed or implied, that the Corporation will employ an employee in any particular position nor ensure participation in any future compensation or stock purchase program.

15. Withholding Taxes

Monarch or the Subsidiary, as applicable, shall have the right to deduct withholding taxes from any payments made pursuant to the Plan or to make such other provisions as it deems necessary or appropriate to satisfy its obligations to withhold Federal, state or local income or other taxes incurred by reason of payments or the issuance of Common Stock under the Plan.
Whenever under the Plan, Common Stock is to be delivered upon vesting of Restricted Shares or exercise of an option, the Committee shall be entitled to require as a condition of delivery that the Participant remit an amount sufficient to satisfy all Federal, state and other government withholding tax requirements related thereto.

16. Plan not a Trust

Nothing contained in the Plan and no action taken pursuant to the Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Corporation and any Participant, the executor, administrator or other personal representative, or designated beneficiary of such Participant, or any other persons. Any reserves that may be established by the Corporation in connection with the Plan shall continue to be part of the general funds of the Corporation and no individual or entity other than the Corporation shall have any interest in such funds until paid to a Participant. If and to the extent that any Participant of such Participant's executor, administrator or other personal representative, as the case may be, acquires a right to receive any payment from the Corporation pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation.

17. Notices

Each Participant shall be responsible for furnishing the Committee with the current and proper address for the mailing of notices and delivery of agreements, Common Stock and cash pursuant to the Plan. Any notices required or permitted to be given shall be deemed given if directed to the person to whom addressed at such address and mailed by regular United States mail, first-class and prepaid. If any item mailed to such address is returned as undeliverable to the addressee, mailing will be suspended until the Participant furnishes the proper address. This provision shall not be construed as requiring the mailing of any notice or notification if such notice is not required under the terms of the Plan or any applicable law.

18. Separability of Provisions

If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

19. Payment to Minors, etc.

Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipting therefor shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Corporation and other parties with respect thereto.

20. Headings and Captions

The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

21. Controlling Law

This Plan shall be construed and enforced according to the laws of the State of Nevada to the extent not preempted by Federal law, which shall otherwise control.

SECOND AMENDMENT TO
MONARCH CASINO & RESORT, INC.
1993 EXECUTIVE LONG TERM INCENTIVE PLAN

The 1993 Executive Long Term Incentive Plan (as first amended May 14, 1997) shall be amended as follows:

1. The language set forth under the Paragraph 1 heading, Purpose, is omitted and replaced with the following language: "The 1993 Executive Long Term Incentive Plan (the "Plan") is intended to promote the interests of Monarch Casino & Resort, Inc. and its subsidiaries (collectively the "Corporation") by offering the executive officers identified in Paragraph 4, below, the opportunity to participate in a long-term incentive plan designed to reward them for their services and to encourage them to continue in the employ of the Corporation.

2. The language set forth under the Paragraph 4 heading, Eligibility, is omitted and replaced with the following language: "Awards shall be granted only to employees who serve in the positions of Chief Executive Officer, Chief Financial Officer, Corporate President, Corporate Secretary and Corporate Treasurer."

3. The fourth sentence of Paragraph 5, Stock Subject to the Plan, is amended to reflect that "[t]he total number of shares of Common Stock which may be granted as Restricted Shares or stock options may not exceed, in the aggregate, 350,000 shares in total."

4. The language set forth under the Paragraph 7.1 heading, Option Price, is omitted and replaced with the following language: "The price for Non-qualified Options shall be the fair market value of the Common Stock under option on the day the option is granted, which shall be an amount equal to the last reported sale price of the Common Stock on such date on the NASDAQ National Market System, or such other stock exchange on which the price of the Common Stock may be listed from time to time. The option price per share for ISOs shall be an amount equal to the price of the Common Stock under option, as determined above, unless the proposed option recipient, at the time of grant, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of Monarch or any subsidiary of Monarch. In such case, the purchase price of the shares covered by such ISO shall not be less than 110% of the fair market value per share of the Common Stock on the ISO is granted. The price shall be paid (i) in cash or (ii) in Common Stock having a fair market value equal to such option price or (iii) in a combination of cash and Common Stock. The fair market value of Common Stock delivered to the Corporation pursuant to the immediately preceding sentence shall be determined on the basis of the last reported sale price of the Common Stock on the NASDAQ National Market System on the day of exercise or, if there was no such sale price on the day of exercise, on the day next preceding the day of exercise on which there was such a sale.

5. The first sentence of Paragraph 13, Term: Amendment of Plan, is amended to reflect that "[t]his Plan shall expire on June 13, 2013 (except as to options outstanding on that date)."

THIRD AMENDMENT TO
MONARCH CASINO & RESORT, INC.
1993 EXECUTIVE LONG TERM INCENTIVE PLAN

This Third Amendment (this “Third Amendment”) to the 1993 Executive Long Term Incentive Plan (the “Plan”) of Monarch Casino & Resort Inc., a Nevada corporation (the “Company”), was adopted by the board of directors of the Company and was approved by the Company’s stockholders at the Company’s annual meeting of stockholders on May 26, 2005.

AMENDMENTS
Authorized Shares. The total number of shares of the Company’s common stock that may be granted as stock options pursuant to the Plan shall be increased from 350,000 shares to 1,000,000 shares through a restatement of Paragraph 5 of the Plan to reflect the following:

5. Stock Subject to the Plan

  The stock from which awards may be granted shall be shares of Common Stock. When Restricted Shares are vested or when options are exercised, Monarch may either issue authorized but unissued Common Stock or Monarch, or the Subsidiary which employs the Participant, may transfer issued Common Stock held in its treasury. Each of the respective Boards of the Corporation will fund the Plan to the extent so required to provide Common Stock for the benefit of Participants employed by Monarch or the Subsidiary, respectively. The total number of shares of Common Stock which may be granted as Restricted Shares or stock options shall not exceed, in the aggregate, 1,000,000 shares in total. Any Restricted Shares awarded and later forfeited are again subject to award under the Plan. If an option expires, or is otherwise terminated prior to its exercise, the shares of Common Stock covered by such an option immediately prior to such expiration or other termination shall continue to be available for grant under the Plan.

CONFLICT BETWEEN THE THIRD AMENDMENT AND THE PLAN
If there is a conflict between any of the provisions of this Third Amendment and any of the provisions of the Plan, the provisions of this Third Amendment shall control.

NO OTHER AMENDMENTS OR CHANGES
Except as expressly amended or modified by this Third Amendment, all of the terms and conditions of the Plan shall remain unchanged and in full force and effect.

GOVERNING LAW
This Third Amendment shall be governed by and construed in accordance with Nevada law.

APPENDIX C
MONARCH CASINO & RESORT, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, MAY 22, 2007
SOLICITED BY THE BOARD

The undersigned stockholder of Monarch Casino & Resort, Inc. (the "Company") hereby acknowledges receipt of the Notice of Meeting of Stockholders, Proxy Statement, and Annual Report to Stockholders in connection with the Annual Meeting of Stockholders of the Company to be held at the Atlantis Casino Resort, Reno, Nevada, on Tuesday, May 22, 2007 at 10:00 o'clock in the morning, local time, and hereby appoints John Farahi and Bob Farahi, and each or any of them, proxies, with power of substitution, to attend and to vote all shares the undersigned would be entitled to vote if personally present at said annual meeting and at any adjournment thereof. The proxies are instructed to vote as follows:

(To be signed on reverse side)

X	Please mark your votes as in this example.

(1) Election of        FOR        WITHHELD     NOMINEES:  Bob Farahi                                        (2)  Increase the number of shares of common     FOR       AGAINST     ABSTAIN
    Directors    ☐    ☐                 Ronald R. Zideck                                     stock issuable under the Employee Stock          ☐    ☐     ☐
                                                                                     Option Plan.

(INSTRUCTION: to withhold authority to vote for any individual nominee, write that nominee's name on the space provided below):
________________________________________________________________________________________________________________________________________________

                                                                                                                     FOR    AGAINST   ABSTAIN                                                        FOR        AGAINST     ABSTAIN
(3) Increase the number of shares of common stock          ☐    ☐     ☐                             (4)   In their discretion, act upon such other           ☐    ☐    ☐
     issuable under the Executive Long-Term                                                              matters as may properly come before this
     Incentive Plan.                                                                           meeting.

The shares represented by this proxy will be voted as specified. If no specification is made, the shares represented by this proxy will be voted in favor of all nominees listed and in the discretion of the proxies on other matters that may properly come before the annual meeting.

SIGNATURE(S)___________________________________________________________________________________________ DATE________________________________

NOTE: PLEASE SIGN PROXY EXACTLY AS YOUR NAME APPEARS. Date the Proxy in the space provided. If shares are held in the name of two or more persons, all must sign. When signing as attorney, executor, administrator, trustee, or guardian, give full title as such. If signer is a corporation, sign full corporate name by duly authorized officer.